EXHIBIT 10.12






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                           PURCHASE AND SALE AGREEMENT


     THIS PURCHASE AND SALE AGREEMENT ("Agreement") is dated May 24, 2011, and is entered into by and between PETROLEUM EXPLORATION AND MANAGEMENT, LLC ("PEM"), a Colorado limited liability company whose address is 20203 Highway 60, Platteville, Colorado 80651 and SYNERGY RESOURCES CORPORATION ("Synergy") a Colorado corporation whose address is 20203 Highway 60, Platteville, Colorado 80651.

                                    RECITALS

     A. PEM wishes to transfer the wells described in Exhibit 1 attached hereto, and its respective working interest and net revenue interest in the oil and gas leases described in Exhibit 2 attached hereto.

     B. Synergy has conducted an independent investigation of the nature and extent of these oil and gas leasehold interests, wells and equipment and wishes to purchase the interests of PEM in these assets.

     C. By this instrument, Synergy and PEM set forth their agreement concerning the purchase and sale of these oil and gas leasehold interests, wells and equipment.

                                    AGREEMENT

In consideration of the mutual promises contained herein, PEM and the Synergy agree as follows:

                                    ARTICLE I
                    PURCHASE AND SALE OF THE ASSETS

1.1 Purchase and Sale. PEM hereby agrees to sell and Synergy hereby agrees to purchase the Assets pursuant to the terms of this Agreement.

1.2 The Assets. As used herein, the term "Assets" refers to all of PEM's right, title and interest in and to the following:

     (a) The oil and gas wells specifically described in Exhibit 1 (collectively, the "Wells"), together with all personal property, fixtures, improvements, permits, rights-of-way and easements used or held for use in connection with the production, treatment, compression, storing, sale or disposal of Hydrocarbons or water produced from the properties and interests described in Section 1.2(b).

     (b) The leasehold estates created by the oil and gas leases specifically described in Exhibit 2, (collectively, the "Leases"), and the oil, gas, coalbed gas and all other hydrocarbons whether liquid, solid or gaseous (collectively, the "Hydrocarbons") produced or to be produced through such Leases, and all contract rights and privileges, surface, reversionary or remainder interests and other interests associated

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          with the Leases, insofar as they pertain to production of Hydrocarbons through such Leases.

     (c) The pooling and communitization agreements, declarations and orders, and the units created thereby (including all units formed under orders, regulations, rules or other acts of any federal, state or other governmental agency having jurisdiction), as well as all other such agreements relating to the properties and interests described in Sections 1.2(a) and (b) and to the production of Hydrocarbons, if any, attributable to said Leases and Wells.

     (d) All existing and effective sales, purchase, exchange, gathering, transportation and processing contracts, operating agreements, balancing agreements, farmout agreements, service agreements, area of mutual interest agreements, and other contracts, agreements and instruments, insofar as they relate to the Leases and Wells described in Sections 1.2 (a) through (c) above and contracts as shown on
          Exhibit 3.

     (e) The files, records and data relating to the items described in Sections 1.2(a) through (d) maintained by PEM and relating to the interests described in Sections 1.2(a) through (d) above (including without limitation, all lease files, land files, well files, accounting records, drilling reports, abstracts and title opinions, seismic data, geophysical data and other geologic information and data), but only to the extent not subject to unaffiliated third party contractual restrictions on disclosure or transfer and only to the extent related to the Assets (the "Records").

1.3 Purchase Price. The purchase price (the "Purchase Price"), for the Assets will be $19,000,000, which will consist of:

     o    $10,000,000 in the form of cash;

     o $3,800,000 paid in form of 1,381,818 shares of Synergy's restricted common stock; and

     o a promissory note in the principal amount of $5,200,000 which will bear interest at 5 1/4% per year, will be due and payable on January 2, 2012, and which will be collateralized by a security interest in the Assets.

1.4 Effective Time and Date. The purchase and sale of the Assets shall become effective at 12:01 a.m. on January 1, 2011. Revenues and expenses shall be prorated as of the Effective Time and Date. PEM shall pay all ad valorem and severance taxes on production obtained from the Assets prior to the Effective Time and Date and Synergy shall pay all ad valorem and severance taxes on production obtained from the Assets after the Effective Time and Date.

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                                   ARTICLE II
                      PEM'S REPRESENTATIONS AND WARRANTIES

2.1 General Representations. With respect to itself, and/or the Assets which it owns and has agreed to sell under this Agreement, PEM, makes the following representations and warranties:

     (a) Incorporation/Qualification. PEM represents that it is a Colorado limited liability compan y, duly organized, validly existing and in good standing under the laws of the State of Colorado.

     (b) Power and Authority. PEM has all requisite power and authority to own its interest in the Assets, to carry on its businesses as presently conducted, to execute and deliver this Agreement, and to perform its obligations under this Agreement.

     (c) No Lien, No Violation. Except for the Mortgage and Security Interest in the form attached as Exhibit 6, the execution and delivery of this Agreement does not, and the fulfillment of and compliance with the terms and conditions hereof will not, as of Closing, (i) create a lien or encumbrance on the Assets or trigger an outstanding security interest in the Assets that will remain in existence after Closing,
          (ii) violate, or be in conflict with, any material provision of any statute, rule or regulation applicable to PEM, or any agreement or instrument to which PEM is a party or by which it is bound, or, (iii) to its knowledge, violate, or be in conflict with any statute, rule, regulation, judgment, decree or order applicable to PEM.

     (d) Authorization and Enforceability. This Agreement is duly and validly authorized and constitutes the legal, valid and binding obligation of PEM, enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and other laws for the protection of creditors, as well as to general principles of equity, regardless whether such enforceability is considered in a proceeding in equity or at law.

     (e) Liability for Brokers' Fees. PEM has not incurred any liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which Synergy shall have any responsibility whatsoever.

     (f) No Bankruptcy. There are no bankruptcy proceedings pending, being contemplated by or threatened against PEM.

     (g) Litigation. There are no actions, suits, ongoing governmental investigations, written governmental inquiries or proceedings pending against PEM, or the Assets in any court or by or before any federal, state, municipal or other governmental agency that would affect any PEM's ability to consummate the transaction contemplated hereby, or materially adversely affect the Assets or PEM's ownership or operation of the Assets.

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2.2   PEM's Representations and Warranties with Respect to the Assets. PEM makes the following representations and warranties regarding the Assets to be sold and assigned hereunder:

     (a) Liens. Except for the Permitted Encumbrances, or as otherwise agreed to in writing by Synergy, the Assets will be conveyed to Synergy free and clear of all liens, restrictions and encumbrances created by, through or under PEM. As used in this Agreement, "Permitted Encumbrances" means any of the following matters to the extent the same are valid and subsisting and affect the Assets:

          (1) all matters not created by, through or under PEM, including without limitation any matters created by, through or under their predecessors in title;

          (2) any liens for taxes and assessments not yet delinquent or, if delinquent, that are being contested in good faith in the ordinary course of business and for which PEM has agreed to pay pursuant to the terms hereof or which have been prorated pursuant to the terms hereof;

          (3) the terms, conditions, restrictions, exceptions, reservations, limitations and other matters contained in the agreements, instruments and documents that create or reserve to PEM its interests in the Assets, provided the same do not result in a decrease in the Net Revenue Interest associated with the Wells or Leases;

          (4) any obligations or duties to any municipality or public authority with respect to any franchise, grant, license or permit, and all applicable laws, rules, regulations and orders of the United States and the state, county, city and political subdivisions in which the Assets are located and that exercises jurisdiction over such Assets, and any agency, department, board or other instrumentality thereof that exercises jurisdiction over such Assets (collectively, "Governmental Authority");

          (5) any (i) easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations, pipelines, grazing, hunting, logging, canals, ditches, reservoirs or the like and (ii) easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other similar rights-of-way;

          (6) all landowner royalties, overriding royalties, net profits interests, carried interests, production payments, reversionary interests and other burdens on or deductions from the proceeds of production relating to the Assets if the net cumulative effect of such burdens does not operate to reduce the Net Revenue Interest of the PEM in any Asset;

          (7) all rights to consent by, required notices to, filings with, or other actions by Governmental Authorities in connection with the sale or conveyance of oil and gas leases or interests therein

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               that  are  customarily   obtained  subsequent  to  such  sale  or
               conveyance;

          (8) all defects and irregularities affecting the Assets which individually or in the aggregate do not operate to reduce the net revenue interests of PEM, increase the proportionate share of costs and expenses of leasehold operations attributable to or to be borne by the working interest of PEM, or otherwise interfere materially with the operation, value or use of the Assets.

     (b) Wells, Leases and Equipment. To the best of the PEM's knowledge, (i) the Leases are in full force and effect and are valid and subsisting covering the entire estates that they purport to cover; (ii) they have not been advised by the lessor of any Lease of a default under a Lease or of any demand to drill an additional well on a Lease; (iii) all royalties, rentals and other payments due under the Leases have been fully, properly and timely paid; (iv) PEM has the Working Interest and Net Revenue Interest in the Wells and Leases as shown on Exhibits 1 and 2, and the equipment associated with the Wells is functional and in good working order. PEM will use commercially reasonable efforts to take all action necessary to keep the Leases in force and effect until the Closing.

     (c) Prepayments and Wellhead Imbalances. PEM is not obligated, by virtue of a production payment, prepayment arrangement under any contract for the sale of Hydrocarbons and containing a "take or pay," advance payment or similar provision, gas balancing agreement or any other arrangement to deliver Hydrocarbons produced from the Assets at any time after the Effective Time and Date without then or thereafter receiving full payment therefore. None of the Wells have been produced in excess of applicable laws, regulations or rulings.

     (d) Taxes. All due and payable production, severance and similar taxes and assessments based on or measured by the ownership of the Assets or the production of Hydrocarbons or the receipt of proceeds from the Assets have been fully paid.

     (e) Maintenance of Interests. PEM has maintained, and will continue from date of this Agreement until the Closing maintain, the Assets in a reasonable and prudent manner, in full compliance with applicable law and orders of any governmental authority, and will maintain insurance and bonds now in force with respect to the Assets, to pay when due all costs and expenses coming due and payable in connection with the Asset, and to perform all of the covenants and conditions contained in the Leases, Contracts and all related agreements.

     (f) Access. To the same extent PEM has such right, at all times prior to the Closing, Synergy and the employees and agents of Synergy shall have access to the Assets at Synergy's sole risk, cost and expense at all reasonable times, and shall have the right to conduct equipment inspections, environmental audits, and any other investigation of the Assets on one day's prior notice to PEM and upon agreement with PEM as to time and place of such actions.

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     (g)  Environmental Matters. To PEM's best knowledge,  it is not in material violation of any Environmental Laws applicable to the Assets, or any material limitations, restrictions, conditions, standards, obligations or timetables contained in any Environmental Laws. No notice or action alleging such violation is pending or, to PEM's knowledge, threatened against the Assets. For purposes of this Agreement "Environmental Laws" means any federal, state, local, or foreign statute, code, ordinance, rule, regulation, policy, guidelines, permit, consent, approval, license, judgment, order, writ, decree, injunction, or other authorization, including the requirement to register underground storage tanks, relating to (a) emissions, discharges, releases, or
          threatened   releases  of   Hazardous   Materials   into  the  natural
          environment, including into ambient air, soil, sediments, land surface or subsurface, buildings or facilities, surface water, groundwater, pub1icly owned treatment works, septic systems, or land, (b) the
          generation,    treatment,    storage,    disposal,    use,   handling,
          manufacturing,  transportation, or shipment of Hazardous Materials, or
          (c) otherwise relating to the pollution of the environment, solid waste handling treatment, or disposal, or operation or reclamation of mines or oil and gas wells.

          "Hazardous Material" means (a) any "hazardous substance," as defined by CERCLA, (b) any "hazardous waste," as defined by the Resource Conservation and Recovery Act, as amended, (c) any hazardous, dangerous, or toxic chemical, material, waste, or substance within the meaning of and regulated by any Environmental Law, (d) any radioactive material, including any naturally occurring radioactive material, and any source, special, or byproduct material as defined in 42 U.S.C. ss.2011 et seq. and any amendments or authorizations thereof, (e) any asbestos-containing materials in any form or condition, or (f) any polychlorinated biphenyls in any form or condition.

     (h) Obligation to Close. PEM shall take or cause to be taken all actions necessary or advisable to consummate the transactions contemplated by this Agreement and to assure that as of the Closing it will not be under any material, corporate, legal, governmental or contractual restriction that would prohibit or delay the timely consummation of such transactions.

     (i) No Third Party Options. There are no existing agreements, options, or commitments with, of or to any person to acquire the Assets.

     (j)  Production Sale Contracts. See Exhibit 3

     (k) Material Contracts. To the best knowledge of PEM, it is not in default under any material Contract related to ownership or operation of the Assets.

     (l) Accuracy of Data. To PEM's best knowledge, it has provided Synergy with accurate information relating to the Assets including, without

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          limitation, production history and characteristics,  operating revenue and prices currently being received for production.

     (m) Preferential Purchase Rights and Consents. There are no preferential purchase rights in respect of any of the Assets.

                                   ARTICLE III
                    SYNERGY'S REPRESENTATIONS AND WARRANTIES

Synergy makes the following representations and warranties:

3.1 Organization and Standing. Synergy is a Colorado corporation duly organized, validly existing and in good standing under the laws of the State of Colorado.

3.2 Power. Synergy has all requisite power and authority to carry on its business as presently conducted and to execute and deliver this Agreement and perform its obligations under this Agreement. The execution and delivery of this Agreement and consummation of the transactions contemplated hereby and the fulfillment of and compliance with the terms and conditions hereof will not violate, or be in conflict with, any material provision of its governing documents or any material provision of any agreement or instrument to which it is a party or by which it is bound, or, to its knowledge, any judgment, decree, order, statute, rule or regulation applicable to it.

3.3 Authorization and Enforceability. The execution, delivery and performance of this Agreement and the transaction contemplated hereby have been duly and validly authorized by all requisite corporate action on behalf of Synergy. This Agreement constitutes Synergy's legal, valid and binding obligation, enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws for the protection of creditors, as well as to general principles of equity, regardless whether such enforceability is considered in a proceeding in equity or at law.

3.4 Liability for Brokers' Fees. Synergy has not incurred any liability, contingent or otherwise, for brokers' or finders' fees relating to the transactions contemplated by this Agreement for which PEM shall have any responsibility whatsoever.

3.5 Litigation. There is no action, suit, proceeding, claim or investigation by any person, entity, administrative agency or governmental body pending against Synergy before any governmental authority that impedes or is likely to impede its ability (i) to consummate the transactions contemplated by this Agreement or (ii) to assume the liabilities to be assumed by it under this Agreement.

3.6 Evaluation. In entering into this Agreement, Synergy acknowledges and affirms that it has relied and will rely solely on the terms of this Agreement and upon its independent analysis, evaluation and investigation of, and judgment with respect to, the business, economic, legal, tax or other consequences of this transaction, including without limitation, its

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     own estimate and  appraisal of the extent and value of the Assets,  and the petroleum, natural gas and other reserves associated with the Assets.

                                   ARTICLE IV
                                  TITLE MATTERS

4.1 Examination of Files and Records. PEM has made available to Synergy its existing Lease, Well and title files, accounting records, production records, easements, Contracts, division orders and other information, to the extent not subject to confidentiality agreements, available in its files relating to the Assets. If Closing does not occur, Synergy shall promptly return all such data and other to PEM.

4.2 Title Review. Synergy has reviewed title to the Assets; has agreed to accept title in its current condition; and has decided to proceed with Closing.

                                    ARTICLE V
                              ENVIRONMENTAL MATTERS

Synergy has had access to and the opportunity to inspect the Assets for all purposes, including without limitation, for the purposes of detecting the presence of hazardous or toxic substances, pollutants or other contaminants, environmental hazards, naturally occurring radioactive materials ("NORM"), produced water, air emissions, contamination of the surface and subsurface and any other Environmental Defects. PEM understands that its is responsible for notifying appropriate government agencies of any Environmental Defects, and potentially for any clean-up or remediation with respect to any Environmental Defects. Nothing contained in this Article V limits the provisions of Section
9.1 of this Agreement.

                                   ARTICLE VI
                        COVENANTS OF PEM PRIOR TO CLOSING

6.1   Affirmative Covenants.  Until Closing, PEM, shall do the following:

     (a) Continue to pay any shut in royalties which may be due and take any and all other actions necessary to keep the Leases in full force and effect;

     (b)  Maintain insurance now in force with respect to the Assets;

     (c)  Comply with all other terms of all Leases and Contracts;

     (d) Notify Synergy of any claim or demand which might materially adversely affect title to or operation of the Assets; and

     (e)  Pay costs and expenses attributable to the Assets as they become due.

6.2  Negative  Covenants.  Until Closing,  PEM shall not do any of the following

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     with  regard to the  Assets  it has  agreed  to sell and  assign  hereunder without first notifying Synergy:

     (a)  Abandon any Well unless required to by a regulatory agency;

     (b)  Release all or any portion of a Lease, Contract or easement;

     (c) Commence an operation in a Well if the estimated cost of the operation exceeds $7,500 net to PEM's interest, except such operations for which Synergy may provide its consent;

     (d)  Create a lien, security interest or other encumbrance on the Assets;

     (e)  Remove or dispose of any of the Assets;

     (f) Amend a Lease, Contract or easement or enter into any new contracts affecting the Assets; or

     (g) Waive, comprise or settle any claim that would materially affect ownership, operation or value of any of the Assets exceeding $3,500 net to PEM's interest.

                                   ARTICLE VII
                                     CLOSING

7.1 Date of Closing. Closing of the transactions contemplated hereby shall be held on or before May 24, 2011, or at such other time mutually agreed by the parties.

7.2 Place of Closing. The Closing shall be held at the offices of Synergy, or at such other place mutually agreed by the parties.

7.3   Closing Obligations. At the Closing, the following shall occur:

     (a) PEM shall, execute, acknowledge and deliver an Assignment and Bill of Sale in the form attached as Exhibit 4, conveying the Assets to Synergy, and

     (b)  Synergy shall pay to PEM

          o $10,000,000 (or the Adjusted Purchase Price) by bank check payable to PEM;

          o    1,381,818   restricted   shares   of   Synergy's   common   stock
               representing $3,800,000;

          o    A promissory note in the form attached as Exhibit 5; and

          o    a Mortgage and Security Agreement in the form attached as Exhibit
               6.

                                  ARTICLE VIII
                            POST-CLOSING OBLIGATIONS

8.1 Delivery of Records. PEM agrees to make the Records available for pick up by Synergy as soon as is reasonably practical, but in any event on or before seven (7) days after Closing. PEM may retain copies of the Records

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     and PEM shall have the right to review and copy the Records during standard business hours upon reasonable notice for so long as Synergy retains the Records. PEM at all times will maintain the confidential nature of the Records in accordance with Article X. Synergy agrees that the Records will be maintained in compliance with all applicable laws governing document retention. Synergy will not destroy or otherwise dispose of Records after Closing, unless Synergy first gives the PEM reasonable notice and an opportunity to copy the Records to be destroyed. If and to the extent certain portions of the Records are subject to unaffiliated third party contractual restrictions on disclosure or transfer, PEM agrees to use reasonable efforts to obtain the waiver of such contractual restrictions; provided, however, that they shall not be required to expend any money in connection with obtaining such waivers.

8.2 Proceeds and Invoices For Property Expenses Received After Closing. PEM shall be responsible for the payment of all its costs, liabilities and expenses (including ad valorem and severance taxes) incurred in the ownership and operation of the Assets prior to the Effective Time and Date and not yet paid or satisfied. Synergy shall be responsible for payment (at Closing or thereafter if not reflected on the Closing Settlement Statement) of all costs, liabilities and expenses (including ad valorem and severance taxes) incurred in the ownership and operation of the Assets after the Effective Time and Date. After the Closing, those proceeds attributable to the Assets received by a party, or invoices for expenses attributable to the Assets, shall be settled as follows:

     (a) Proceeds. Proceeds received by Synergy with respect to sales of Hydrocarbons produced prior to the Effective Time and Date shall be immediately remitted or forwarded to PEM. Proceeds received by PEM with respect to sales of Hydrocarbons produced after the Effective Time and Date shall be immediately forwarded to Synergy.

     (b) Property Expenses. Invoices received by Synergy that relate to operation of the Assets prior to the Effective Time and Date shall be forwarded to PEM by Synergy, or if already paid by Synergy, invoiced by Synergy to PEM. Invoices received by PEM that relate to operation of the Assets after the Effective Time and Date shall be immediately forwarded to Synergy by PEM, or if already paid by PEM, invoiced by them to Synergy.

8.3 Plugging Liability. From and after the Closing, Synergy will assume the expenses and costs of plugging and abandoning the Wells and restoration of operation sites, all in accordance with the applicable laws, regulations and contractual provisions. Notwithstanding the above, Synergy will not be responsible for plugging the Ole 11-24 in Section 24, Township 6 North, Range 65 West, Weld County, CO.

8.4 Assumption of Contracts. From and after the Effective Time and Date, Synergy assumes, will be bound by, and agrees to perform all express and implied covenants and obligations of PEM relating to the Assets, whether arising under (i) the Leases, prior assignments of the Leases, the Contracts, the easements, the permits or any other contractually-binding arrangements to which the Assets (or any component thereof) may be subject and which will be binding on PEM and/or the Assets (or any component thereof) after the Closing or (ii) any applicable laws, ordinances, rules and regulations of any governmental or quasi-governmental authority having jurisdiction over the Assets.

8.5 Access. Synergy shall have the right following Closing to make such nonexclusive use of roads and other access improvements as may now or hereafter exist on the Lands as it believes convenient in connection with its operations on the Leases, subject to its compliance with the Leases or other instruments creating the rights-of way or easements and its payment of an appropriate share of maintenance costs based upon its use of such road or access improvements.

8.6 Further Assurances. From time to time after Closing, PEM and Synergy shall each execute, acknowledge and deliver to the other such further instruments and take such other action as may be reasonably requested in order to accomplish more effectively the purposes of the transactions contemplated by this Agreement.

                                   ARTICLE IX
                                 INDEMNIFICATION

9.1 By the PEM. Except as otherwise provided herein, PEM shall be responsible for and shall indemnify and hold harmless Synergy, its officers, directors, employees and agents, from all claims, losses, costs, liabilities, damages and expenses, including reasonable attorneys' fees and costs, (collectively, "Claims") arising out of or resulting from (i) PEM's ownership or operation of the Assets prior to Closing, including Claims arising under Environmental Laws, (ii) PEM's disbursement of production proceeds from the Assets accruing prior to the Effective Time and Date, and
     (iii) any breach of any surviving representations, warranties, covenants or conditions of PEM contained in this Agreement, subject, however, to the limitations set forth in Sections 11.9 and 11.10.

9.2 By Synergy. Except as otherwise provided herein, Synergy shall be responsible for and shall indemnify and hold harmless PEM, its officers, directors, employees and agents, from all Claims arising out of or resulting from (i) Synergy's ownership or operation of the Assets after Closing, including Claims arising under Environmental Laws, and (ii) any breach of any representation, warranties, covenants or conditions of Synergy contained in this Agreement, subject, however, to the limitations set forth in Section 11.10.

                                    ARTICLE X
                                 CONFIDENTIALITY

If the Closing does not occur, Synergy will use its best efforts to keep all the information furnished by PEM to Synergy hereunder or in contemplation hereof strictly confidential including, without limitation, the Purchase Price and other terms of this Agreement, and will not use any of such information to Synergy's advantage or in competition with PEM, except to the extent such information (i) was already in the public domain, not as a result of disclosure by Synergy, (ii) was already known to Synergy, (iii) is developed by Synergy independently from the information supplied by PEM, or (iv) is furnished to

Synergy by a third party independently of Synergy's investigation pursuant to the transaction contemplated by this Agreement.

                                   ARTICLE XI
                                  MISCELLANEOUS

11.1 Exhibits. The exhibits to this Agreement are hereby incorporated into this Agreement by reference and constitute a part of this Agreement.

11.2 Notices. All notices and communications required or permitted under this Agreement shall be in writing and addressed as set forth below. Any communication or delivery hereunder shall be deemed to have been duly made and the receiving party charged with notice (i) if personally delivered, when received, (ii) if sent by facsimile transmission or electronic mail, when received (iii) if mailed, five (5) business days after mailing, certified mail, return receipt requested, or (iv) if sent by overnight courier, one day after sending. All notices shall be addressed as follows:

      If to the Synergy:    Synergy Resources Corporation
                            20203 Highway 60 Platteville, Colorado 80651
                            Telephone:  (970) 737-1073

      If to PEM:            Petroleum Exploration and Management, LLC
                            20203 Highway 60 Platteville, CO 80651
                            Telephone:  (970) 737-1090

     Any party may, by written notice so delivered to the other parties, change the address or individual to which delivery shall thereafter be made.

11.3 Amendments. Except for waivers specifically provided for in this Agreement, this Agreement may not be amended nor any rights hereunder waived except by an instrument in writing signed by the party to be charged with such amendment or waiver and delivered by such party to the party claiming the benefit of such amendment or waiver.

11.4 Assignment. Synergy and PEM shall not assign all or any portion of their respective rights or delegate all or any portion of their respective duties hereunder unless they continue to remain liable for the performance of their obligations hereunder. Synergy may not assign the benefits of PEM's indemnity obligations contained in this Agreement, and any permitted
     assignment  shall  not  include  such  benefits.   No  such  assignment  or
     obligation shall increase the burden on PEM or impose any duty on it to communicate with or report to any transferee, and PEM may continue to look to Synergy for all purposes under this Agreement.

11.5 Counterparts; Fax Signatures. This Agreement may be executed by Synergy and PEM in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument. Facsimile signatures shall be considered binding.

11.6 Governing Law. This Agreement and the transactions contemplated hereby and any arbitration or dispute resolution conducted pursuant hereto shall be construed in accordance with, and governed by, the laws of the State of Colorado without reference to the conflict of laws principles thereof.

11.7 Entire Agreement. This Agreement, together with the Purchase and Sale Agreement (Operations and Leaseholds) of even date, constitute the entire understanding among the parties, their respective partners, members, trustees, shareholders, officers, directors and employees with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter.

11.8 Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, and their respective successors and assigns.

11.9 Survival. The representations and warranties of the parties hereto contained in Article II (except Section 2.2(a), (b) and (g)) and Article III and the indemnification of the parties hereto contained in Article IX, and all claims, causes of action and damages with respect thereto, and the provision of paragraph 1.5, shall survive the Closing for a period of twenty-four months thereafter, and then expire and terminate. The representations and warranties contained in Section 2.2(a), (b) and (g) shall not survive the Closing, but shall expire and terminate at the Closing.

11.10 Limitation on Damages; Provision for Recovery of Costs and Attorney's Fees. The parties expressly waive any and all rights to consequential, special, incidental, punitive or exemplary damages, or loss of profits resulting from breach of this Agreement. The prevailing party in any litigation seeking a remedy for the breach of this Agreement shall, however, be entitled to recover all attorneys' fees and costs incurred in such litigation.

11.11 No Third-Party Beneficiaries. This Agreement is intended to benefit only the parties hereto and their respective permitted successors and assigns.

11.12 Severability. If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

11.13 Waiver. No consent or waiver, express of implied, to or of any breach or default in the performance of any obligation or covenant hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligations hereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first-above written.

PETROLEUM EXPLORATION AND                  SYNERGY RESOURCES CORPORATION
MANAGEMENT, LLC

By: /s/ Ed Holloway                        By: /s/ Frank L. Jennings
    ------------------------------             ---------------------------------
    Ed Holloway, Manager                       Frank L. Jennings, Chief
                                               Financial Officer
                                               Synergy Resources Corporation

   By: /s/ William E. Scaff, Jr.
       ---------------------------------------
       William E. Scaff, Jr., Manager

                                   EXHIBIT 1


Attached to and made a part of that certain Purchase and Sale Agreement dated May 24, 2011, by and between Petroleum Exploration & Management LLC and Synergy Resources Corporation.


  OGCC #   Well Name                        QQ      SEC   TWP  RGN      WI%          NRI%
----------------------------------------------------------------------------------------------

123-13324  Schoenleber #16-3               SESE      3    5N   64W  100.000000%    80.000000%
123-24077  Lower Latham #8-15              SWNE      8    5N   64W   6.2500000%     4.937500%
123-13325  Howard #2-27                    NWNE     27    6N   64W  100.000000%    80.000000%
123-13811  Howard #3-27                    NENW     27    6N   64W  100.000000%    80.000000%
123-13326  Howard #8-27                    SENE     27    6N   64W  100.000000%    80.000000%
123-14142  Howard #10-27                   NWSE     27    6N   64W  100.000000%    80.000000%
123-14592  Howard #15-27                   SWSE     27    6N   64W  100.000000%    80.000000%
123-22303  Howard A #27-7                  SWNE     27    6N   64W   25.000000%    19.500000%
123-22848  Howard A #27-1                  NENE     27    6N   64W   25.000000%    19.750000%
123-23474  Howard A #27-5                  SWNW     27    6N   64W    8.318500%     7.300000%
123-23615  Howard A #27-6                  SENW     27    6N   64W    8.318500%     7.300000%
123-14234  Johnson #5-32                   SWNW     32    6N   64W  100.000000%    80.000000%
123-25082  C-DOT F #01-10                  NWSE      1    5N   65W   42.942790%    34.891021%
123-13240  Peterson #1-12                  NENW     12    6N   65W  100.000000%    80.000000%
123-13753  Anderson #1-13                  NENE     13    6N   65W  100.000000%    80.051560%
123-13327  Wilson #1-15                    NENE     15    6N   65W  100.000000%    80.000000%
123-31653  SRC M&T #10TD                S2SE4/N2NE410/15  6N   65W   50.000000%    40.500000%
123-13239  Ole #4-24                       NWNW     24    6N   65W   50.000000%    39.250000%
123-23634  Ole #21-24                      NENW     24    6N   65W   50.000000%    39.250000%
123-26585  June E #27-15                   SWSE     27    6N   65W    3.051799%     2.441439%
123-24920  June E #27-10                   NWSE     27    6N   65W    3.051799%     2.441439%
123-24413  Uhrich E #27-01                 NENE     27    6N   65W    3.395996%     2.778180%
123-13810  Garcia #1-5                     NENE      5    4N   66W  100.000000%    78.742400%
123-30672  Garcia K #04-30D                NENE      5    4N   66W   25.000000%    20.000000%
123-13785  Shable #1-7                     NENE      7    4N   66W  100.000000%    80.000000%
123-13807  Loeffler-UP 3-11                NENW     11    4N   66W   50.000000%    40.000000%
123-25461  Baseball K #11-19               SENW     11    4N   66W   25.000000%    19.958409%
123-25462  Baseball K #11-04X              NWNW     11    4N   66W   50.000000%    39.916818%
123-11693  Werning #1-3                    SWNE      3    4N   66W   47.558640%    41.138220%
123-12589  Werning #1-2                    SWNW      2    4N   66W   50.411870%    43.606270%
123-10609  Supreme Camp #1-4               NENE      4    4N   66W   52.350770%    45.283410%
123-10950  UPRR Camenisch #1-3             NENW      3    4N   66W   52.350770%    44.893200%
123-11694  Dos Rios #1-33                  NESE     33    5N   66W   47.558640%    41.138220%
123-11424  Monfort #1-10                   NENW     10    4N   66W   64.543570%    55.830190%
123-25130  Werning 1-3B                   SWSWNE     3    4N   66W   47.558640%    41.138220%
123-26201  Camenisch-UPRR #6-3BX          NWSENW     3    4N   66W   13.089087%    11.322061%
123-26246  Camenisch-Straight #13-34B     SESESE    33    5N   66W   13.089088%    10.761929%
123-26139  Camenisch Supreme Camp #4-3B   SWNWNE     4    4N   66W   13.089088%    10.833023%
123-26399  Werning #1-2B                  SWSWNE     3    4N   66W   12.602967%    10.741121%
123-26441  Werning #41-3B                 NESENE     3    4N   66W   12.602967%    10.901567%
123-26460  Camenisch-UPRR #1-3B           SWSWNE     3    4N   66W   13.089088%    11.322061%
123-26129  Werning #8-3B                  SWSENE     3    4N   66W   11.889660%    10.284555%
123-26029  Camenisch Dos Rios #16-33B     NESESE    33    5N   66W   12.857937%    11.122115%
123-29617  SRC Northridge #11-4D           NWNW      4    5N   66W   12.500000%     9.375000%
123-29619  SRC Northridge #21-4D           NENW      4    5N   66W   12.500000%     9.375000%
123-29596  SRC Northridge #4AD            C-NW4      4    5N   66W   12.500000%     9.375000%

                                       15

  OGCC #   Well Name                        QQ      SEC   TWP  RGN      WI%          NRI%
----------------------------------------------------------------------------------------------

123-29618  SRC Northridge #12-4D           SWNW      4    5N   66W   12.500000%     9.375000%
123-29620  SRC Northridge #22-4D           SENW      4    5N   66W   12.500000%     9.375000%
123-29657  SRC Northridge #4KD          C-S2NW/N2SW  4    5N   66W    6.250000%     4.687500%
123-30075  SRC #31-5D                      NWNE      5    5N   66W   12.500000%     9.375000%
123-13332  Briggs #1-17                    SWSE     17    5N   66W  100.000000%    80.000000%
123-30036  SRC #34-32                      SWSE     32    6N   66W   12.500000%     9.375000%
123-30037  SRC #44-32D                     SESE     32    6N   66W   12.500000%     9.375000%
123-30039  SRC #32DD                      C-SE4     32    6N   66W   12.500000%     9.375000%
123-13880  Brownwood #11-1                 SESW     11    4N   67W  100.000000%    75.180000%
123-13882  Brownwood #11-2                 NESW     11    4N   67W  100.000000%    75.180000%
123-13117  Goldberg #1-24                  NENE     24    5N   67W  100.000000%    80.000000%
123-13883  Stroh #35-1                     SWNE     35    5N   67W  100.000000%    75.270000%
123-13886  Stroh #35-2                     NWNE     35    5N   67W  100.000000%    75.270000%
123-10942  JGH #1-30                       SWSE     30    5N   67W  100.000000%    75.000000%
123-29198  Meyer #8                        NWNW     21    T5N  66W   12.500000%     9.375000%
123-29165  Meyer #7                     S2SW4/N2NW416/21  T5N  66W   12.500000%     9.375000%
123-29166  Meyer #6                        SENE     21    T5N  66W   12.500000%     9.375000%
123-29170  Meyer #5                       C-NW4     21    T5N  66W   12.500000%     9.375000%
123-29164  Meyer #4                        C-W2     21    T5N  66W   12.500000%     9.375000%
123-29171  Meyer #3                        SESW     21    T5N  66W   12.500000%     9.375000%
123-29169  Meyer #2                     E2NE4/W2NW420/21  T5N  66W   12.500000%     9.375000%
123-13680  State #16-1                     NESE     16    4N   67W  100.000000%    75.000000%
123-13864  State #16-3                     SWSE     16    4N   67W  100.000000%    75.000000%
123-13906  State #16-4                     SESW     16    4N   67W  100.000000%    75.000000%
123-13907  State #16-5                     NESW     16    4N   67W  100.000000%    75.000000%
123-13909  State #16-6                     NWSW     16    4N   67W  100.000000%    75.000000%
123-26926  Gray #25-16                      C       16    4N   67W   12.500000%     9.375000%
123-27171  Zabka #33-15                 W2SW4/E2SE415/16  4N   67W   12.500000%     9.375000%
123-31402  SRC State #16KD              N2SW4/S2NW4 16    4N   67W   12.500000%     9.375000%
123-30742  SRC State #16TD                 SESE     16    4N   67W   12.500000%     9.375000%
123-29543  SRC State #16LD              S2SW4/N2NW416/21  4N   67W   12.500000%     9.375000%
123-30744  SRC State #16DD                C-SE4     16    4N   67W   25.000000%    18.750000%
123-29540  SRC State #14-16D               SWSW     16    4N   67W   25.000000%    18.750000%
123-30743  SRC State #33-16D               NWSE     16    4N   67W   25.000000%    18.750000%
123-29541  SRC State #16B                  NESW     16    4N   67W   25.000000%    18.750000%
123-29542  SRC State #16P                  NESW     16    4N   67W   25.000000%    18.750000%
123-20127  Imogene #1                      NENE     14    6N   65W   32.000000%    25.600000%
123-20117  Imogene #2                      NWNE     14    6N   65W   32.000000%    25.600000%
123-20116  Imogene #3                      NENW     14    6N   65W   32.000000%    25.600000%
123-26635  NLB #1-3-12                     SWNE     12    4N   68W   45.000000%    36.344000%
123-26634  NLB #2-1-12                     NWNE     12    4N   68W   45.000000%    36.344000%
123-24249  Dinner #14-15                  C-NE4     14    6N   65W   23.951190%    19.160950%
013-06232  Tabor #7                        NWNW     14    2N   69W   94.942980%    73.580820%


                                   Exhibit "2"

Attached to and made part of that certain Purchase and Sale Agreement dated May 24, 2011, by and between Petroleum Exploration & Management LLC and Synergy Resources Corporation.


Schoenleber 16-3 (SESE 3-5N-64W)

Date:                              January 30, 1984
Recorded:                          Book 1021 under Rec. No. 1956940
Lessor:                            Donald M. Schoenleber and Norma L.
                                   Schoenleber
Lessee:                            Wichita Industries, Inc.
Land Description:                  Township 5 North, Range 64 West. 6th PM
                                   Section 3:  E2SE4 except 2.5 acre tract more
                                   particularly described as beginning at the E quarter corner of Sec. 3, Thence S. 302.56 ft; thence S. 88*53'52" W., 360 ft, thence N
                                   302.56 ft; thence N. 88*53'52" E. along the E/W centerline of said Sec. 3, 360 ft to the point of beginning.

Date:                              March 9, 1984
Recorded:                          Book 1027 under Rec. No. 1963207
Lessor:                            Dan C. Webster and Julie C. Webster
Lessee:                            Wichita Industries
Land Description:                  Township 5 North, Range 64 West. 6th PM
                                   Section A 2.5 acre tract in the E2SE4
                                   described as the beginning at the E. quarter corner of Sec. 3, thence S. 302.56 ft; thence
                                   N. 88*53'52" W., 360 ft; thence N 302.56 ft;
                                   thence N. 88*53'52" E. along the E/W
                                   centerline of said Sec. 3, 360 ft to
                                   the point of beginning.

Date:                              February 27, 1984
Recorded:                          Book 1024 under Rec. No. 1960186
Lessor:                            John Feurerstein and Mary Feurerstein
Lessee:                            Wichita Industries
Land Description:                  Township 5 North, Range 64 West. 6th PM
                                   Section 3:  E2SE4

Lower Latham 8-15  (SWNE 8-5N-64W)

Date:                              June 16, 1981
Recorded:                          Book 943 Rec. No. 1865258
Lessor:                            J Michael McGhee
Lessee:                            Jackie D Smith & Roberta I Smith h/w
Land Description:                  Township 5 North, Range 64 West. 6th PM
                                   Section 8: N2NW4NE4

Date:                              June 22, 1981
Recorded:                          Book 943 Rec. No. 1870826
Lessor:                            J Michael McGhee
Lessee:                            Pauline Jurgens, a widow
Land Description:                  Township 5 North, Range 64 West. 6th PM
                                   Section 8: S2, S2N2, S2NW4NE4

Howard 2-27       (NWNE 27-6N-64W)
Howard 3-27       (NENW 27-6N-64W)
Howard 8-27       (SENE 27-6N-64W)
Howard 10-27      (NWSE 27-6N-64W)
Howard 15-27      (SWSE 27-6N-64W)
Howard A 27-1     (NENE 27-6N-64W)
Howard A 27-5     (SWNW 27-6N-64W)
Howard A 27-6     (SENW 27-6N-64W)
Howard A 27-7     (SWNE 27-6N-64W)

Date:                              August 30, 1985
Recorded:                          Book 1099 under Rec. No. 2039679
Lessor:                            Fern A. Howard, W.S. Howard, and John D. Fuhr
Lessee:                            Frizzell Oil Co.
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 27: NE4, E2NW4, W2SE4

Date:                              August 30, 1985
Recorded:                          Book 1100 under Rec. No. 2040672
Lessor:                            Edwin P. Haefeli and Joseph L. Haefeli
Lessee:                            Frizzell Oil Co.
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 27: NE4, E2NW4, W2SE4

Date:                              February 4, 1987
Recorded:                          Book 1153 under Rec. No. 2095884
Lessor:                            Champlin Petroleum Company
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 27:  That part of the 150-foot Union
                                   Pacific Railroad Company abandoned right-of-way in the E2

Johnson 5-32     (SWNW 32-6N-64W)

Date:                              March 23, 1987
Recorded:                          Book 1151 under Rec. No. 2093785
Lessor:                            Barbara McMahan & Maurice C. MCMahan
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 32:  S2NW4

Date:                              March 27, 1987
Recorded:                          Book 1151 under Rec. No. 2093786
Lessor:                            Forrest L. Mueller
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 32:  S2NW4

Date:                              March 25, 1987
Recorded:                          Book 1151 under Rec. No. 2094528
Lessor:                            Florence E. Harrison
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 32:  S2NW4

Date:                              March 27, 1987
Recorded:                          Book 1151 under Rec. No. 2094529
Lessor:                            Henry Dale Mueller and Jean Louise Muelller
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 32:  S2NW4

Date:                              March 31, 1987
Recorded:                          Book 1151 under Rec. No. 2094530
Lessor:                            Bobbie J. Eldridge and Harvey P. Eldridge
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 32:  S2NW4

Date:                              March 27, 1987
Recorded:                          Book 1153 under Rec. No. 2098343
Lessor:                            Donna Lee Meuller Denner and James E. Denner
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 32:  S2NW4

Date:                              April 29, 1987
Recorded:                          Book 1155 under Rec. No. 2098342
Lessor:                            George G. McAlear and Sharon Lee McAlear
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 32:  S2NW4

Date:                              April 29, 1987
Recorded:                          Book 1155 under Rec. No. 2098343
Lessor:                            Donna M. Wood
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 32:  S2NW4

Date:                              April 29, 1987
Recorded:                          Book 1155 under Rec. No. 2098343
Lessor:                            Donna M. Wood
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 32:  S2NW4

Date:                              April 29, 1987
Recorded:                          Book 1155 under Rec. No. 2098343
Lessor:                            Russell M. McAlear & Marietta Ruth McAlear
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 32:  S2NW4

Date:                              April 27, 1987
Recorded:                          Book 1155 under Rec. No. 2098344
Lessor:                            Darrel Reed & Lillian Reed
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 32:  S2NW4

Date:                              April 28, 1987
Recorded:                          Book 1156 under Rec. No. 2098983
Lessor:                            Doris Brug
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 32:  S2NW4

Date:                              April 27, 1988
Recorded:                          Book 1196 under Rec. No. 2141158
Lessor:                            John A. Livingston and Kathleen Livingston
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 32:  S2NW4

Date:                              April 27, 1988
Recorded:                          Book 1196 under Rec. No. 2141551
Lessor:                            Mary R. Livingston
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 32:  S2NW4

Date:                              August 22, 1988
Recorded:                          Book 1210 under Rec. No. 2156000
Lessor:                            J. Quarter Circle Co.
Lessee:                            Energy Minerals Corporation
Land Description:                  Township 6 North, Range 64 West. 6th PM
                                   Section 32:  S2NW4

CDOT F 01-10     (NWSE 1-5N-65W)

Date:                              June 8, 1989
Recorded:                          Book 1236, Rec. No. 2183215
Lessor:                            Noffsinger Manufacturing Co., Inc. a Corp
Lessee:                            Cache Exploration, Inc.
Land Description:                  Township 5 North, Range 65 West. 6th PM
                                   Section 1:  A tract of land located in the
                                   N2SE4

Date:                              June 8, 1989
Recorded:                          Book 1236, Rec. No. 2183426
Lessor:                            Tressie Mallo, a widow
Lessee:                            Cache Exploration, Inc.
Land Description:                  Township 5 North, Range 65 West. 6th PM
                                   Section 1:  A tract of land located in the
                                   N2SE4

Date:                              March 22, 1982
Recorded:                          Book 966 under Rec. No. 1889986
Lessor:                            John Meissinger and Emma Meissiner; Sharon
                                   Bonnell and James H. Bonnell; Betty Jean
                                   Ferrin and James C. Ferrin; Marvin D.
                                   Meissinger and Janet Meissinger
Lessee:                            H & C Colton Company
Land Description:                  Township 6 North, Range 65 West. 6th PM
                                   Section 12:  E2NW4

Date:                              March 2, 1982
Recorded:                          Book 963 under Rec. No. 1885579
Lessor:                            Leslie E. Peterson and Joan M. Peterson
Lessee:                            H & C Colton Company
Land Description:                  Township 6 North, Range 65 West. 6th PM
                                   Section 12: E2NW4

Anderson 1-13  (NENE 13-6N-65W)

Date:                              March 6, 1982
Recorded:                          Book 963 under Rec. No. 1885583
Lessor:                            Ray L. Anderson & Virginia M. Anderson
Lessee:                            H & C Colton Company
Land Description:                  Township 6 North, Range 65 West. 6th PM
                                   Section 13:  N2NE4

Wilson 1-15    (NENE 15-6N-65W)
SRC M&T 10TD   (SWSE 10-6N-65W; N2NE  15-6N-65W)

Date:                              February 24, 1986
Recorded:                          Book 1104  under Rec. No.  2044786
Lessor:                            Robert B. Wilson and Leonard H. Wilson, Doria
                                   Elizabeth Wilson, Intrawest Bank To Greeley,
                                   N.A. Successor Trustee of the Nora L. Wilson
                                   Trust Agreement, date November 04, 1997
Lessee:                            Bristol Production, Inc.
Land Description:                  Township 6 North, Range 65 West. 6th PM
                                   Section 15:  E2NE4, S2SE4

Ole 21-24      (NENW 24-6N-65W)
Ole 4-24       (NWNW 24-6N-65W)

Date:                              December 4, 1981
Recorded:                          Book 959 Rec. No. 1880532 (Weld County)
Lessor:                            J. Quarter Circle Co., a Colorado
                                   corporation
Lessee:                            Aeon Energy Co
Land Description:                  Township 6 North, Range 65 West. 6th PM
                                   Section 24: NW4

June E 27-15      (SWSE 27-6N-65W)
June E 27-10      (NWSE 27-6N-65W)

Date:                              August 4, 1977
Recorded:                          under Rec. No. 1735807
Lessor:                            Dewey L. Darling and Chloe B. Darling h/w
Lessee:                            Chris L. Christensen, Jr.
Land Description:                  Township 6 North, Range 65 West. 6th PM
                                   Section 27:  W2SE4

Uhrich E 27-01    (NENE 27-6N-65W)

Date:                              August 5, 1977
Recorded:                          Book 814 under Rec. No. 1735804
Lessor:                            T-S Co
Lessee:                            Donald R. Uhrich & Shirley Uhrich
Land Description:                  Township 6 North, Range 65 West. 6th PM
                                   Section 27:  NE

Date:                              September 13, 1982
Recorded:                          Book 987 under Rec. No. 1915853
Lessor:                            Champlin Petroleum Company
Lessee:                            St. Michael Exploration Company
Land Description:                  Township 6 North, Range 65 West. 6th PM
                                   Section 27:  Three tracts of land lying in
                                   the E2 more fully described by metes and bounds in lease

Garcia 1-5       (NENE 5-4N-66W)
Garcia K 04-30D  (NENE 5-4N-66W)

Date:                              January 8, 1971
Recorded:                          Book 640 under Rec. No. 1562223
Lessor:                            Union Pacific Railroad Company
Lessee:                            Pan American Petroleum Corporation
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 5: NWNE (W2 of Lot 1)

Date:                              January 12, 1988
Recorded:                          Book 1184 under Rec. No. 2129114
Lessor:                            Union Pacific Railroad Company
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 5: E2 of Lot 1 (NENE)

Shable 1-7      (NENE 7-4N-66W)

Date:                              January 12, 1968
Recorded:                          Book 1182  under Rec. No.  2127994
Lessor:                            Union Pacific Resources Company
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 7:  NENE

Loeffler-UP 3-11  (NENW 11-4N-66W)
Baseball K 11-19  (SENW 11-4N-66W)
Baseball K 11-4x  (NWNW 11-4N-66W)

Date:                              July 30, 1970
Recorded:                          Book 631 under Rec. No. 1553082
Lessor:                            Union Pacific Railroad Company
Lessee:                            Pan American Petroleum
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 11:  NENW

Date:                              February 23, 1988
Recorded:                          Book 1187 under Rec. No. 2132289
Lessor:                            Union Pacific Railroad Company
Lessee:                            Sunshine Valley Petroleum Corporation
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 11:  NENW

Werning 1-3   (SWNE 3-4N-66W)
Werning 1-2   (SWNW 2-4N-66W)
Supreme Camp 1-4  (NENE 4-4N-66W)
UPRR Camenisch 1-3 (NENW 3-4N-66W)
Dos Rios 1-33  (NESE 33-5N-66W)
Monfort 1-10  (NENW 10-4N-66W)
Werning 1-3B  (SWSWNE 3-4N-66W)
Camenisch-UPRR 6-3BX  (NWSENW 3-4N-66W)
Camenisch-Straight 13-34B (SESESE 33-5N-66W)
Camenisch Supreme Camp 4-3B (SWNWNE 4-4N-66W)
Werning 1-2B (SWSWNE 3-4N-66W)
Werning 41-3B (NESENE 3-4N-66W)
Camenisch-UPRR 1-3B (SWSWNE 3-4N-66W)
Werning 8-3B (SWSENE 3-4N-66W)
Camenisch Dos Rios 16-33B (NESESE 33-5N-66W)

Date:                              September 20, 1914
Recorded:                          Book 1044 Rec. No. 1983314
Lessor:                            Glenn J. Werning & Kathy J. Werning, h/w
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 2SE4NW4, North of County Rd.
                                   Weld County, Colorado

Date:                              September 19, 1984
Recorded:                          Book 1044 Rec. No. 1983315
Lessor:                            Norma Nelma Nevi & Louis G. Nevi
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 2: SE4NW4 North of County Rd. Weld
                                   County, Colorado

Date:                              September 19, 1984
Recorded:                          Book 1044 Rec. No. 1983317
Lessor:                            Charlene Joy Cooper & Max L. Cooper
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 2:  SENW,  North of County Rd.
                                   Weld County, Colorado

Date:                              September 19, 1984
Recorded:                          Book 1044 Rec. No. 1983319
Lessor:                            Charles Norris Nevi & Karen R. Nevi
Lessee:                            H & C Colton company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 2:  SENW, North of County Rd. Weld
                                   County, Colorado

Date:                              September 19, 1984
Recorded:                          Book 1044 Rec. No. 1983318
Lessor:                            LuAnn Nevi Miles & Lloyd M. Miles
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 2:  SENW, North of the County
                                   Rd. Weld County, Colorado

Date:                              September 19, 1984
Recorded:                          Book 1044 Rec. No. 1983316
Lessor:                            Mildred Norris Rider etal
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 2:  SENW, North of the County
                                   Rd.  Weld County, Colorado

Date:                              September 20, 1964
Recorded:                          Book 1044 Rec. No. 1983312
Lessor:                            Jessie Werning, a widow
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 2SWNW Weld County, Colorado

Date:                              December 22, 1983
Recorded:                          Book 1017 Rec. No. 1951637
Lessor:                            Charlene Joy Cooper & Max E. Cooper
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 3:  NE4 Weld County, Colorado

Date:                              November 13, 1978
Recorded:                          Book 858 Rec. No. 1780134
Lessor:                            Harold G. Werning et ux, et al
Lessee:                            Colton & Colton
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 3:  W2NE, Weld County, Colorado

Date:                              December 22, 1983
Recorded:                          Book 1017 Rec. No. 1951638
Lessor:                            Norma Nelms Nevi & Louis G. Nevi
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 3:  W2NE, Weld County, Colorado

Date:                              December 22, 1963
Recorded:                          Book 1017 Rec. No. 1951639
Lessor:                            Charles Norris Nevi & Karen R. Nevi
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 3:  W2NE, Weld County, Colorado

Date:                              December 22, 1983
Recorded:                          Book 1017 Rec. No. 1951636
Lessor:                            Mildred Norriw Rider, et vir, et al
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 3:  NE4, Weld County, Colorado

Date:                              January 28, 1982
Recorded:                          Book 960 Rec. No. 11882101
Lessor:                            Supreme Camp of the American Woodsmen. A
                                   Colorado corporation
Lessee:                            The Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 3:  W2NW
                                   Section 4:  E2NE

Date:                              January 8, 1971
Recorded:                          Book 640 Rec. No. 1562223
Lessor:                            Union Pacific Railroad Company
Lessee:                            Pan American Petroleum Corp.
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 3:  SENW, Weld County, Colorado

Date:                              November 13, 1978
Recorded:                          Book 358 Rec. No. 1780134
Lessor:                            Harold G. Werning, et al, et al
Lessee:                            Colton & C Colton
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 3:  E2NE, Weld County, Colorado

Date:                              December 22, 1983
Recorded:                          Book 1017 Rec. No. 1951638
Lessor:                            Norma Nelma Nevi, et vir
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 3:  E2NE, Weld County, Colorado

Date:                              December 22, 1983
Recorded:                          Book 1017 Rec. No. 1951639
Lessor:                            Charles Norris Nevi, et ux
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 3:  E2NE Weld County, Colorado

Date:                              December 22, 1983
Recorded:                          Book 1017 Rec. No. 1951640
Lessor:                            LuAnn Nevi Miles, et vir
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 3:  NE  Weld County

Date:                              February 11, 1981
Recorded:                          Book 953 Rec. No. 1875543
Lessor:                            Lloyd W. rumsey & Edna Rumsey
Lessee:                            The Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 3:  NWSW
                                   Section 4: S2SE, excluding the base of the Shannon to the base of the Codell/Niobrara formation, N2SE,except that part lying South of the County Rd, including any lands under Rights of Way for canals, public roads or railroads, Weld County, Colorado

Date:                              July 18, 1987
Recorded:                          Book 116 Rec. No. 2110607
Lessor:                            Monfort of Colorado, Inc.
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 3: That part of the NWSW lying South of the centerline of county Rd 394 Section 4:
                                   That part of the S2SE (excluding the base of the Shannon to the base of the Codell/Niobrara formation) lying South of the centerline of County Road 394, more particularly described in that Warranty Deed dated April 23, 1969, recorded in B-608,
                                   R-1530489. Weld County, Colorado

Date:                              December 19, 1978
Recorded:                          Book 861 Rec. No. 1782862
Lessor:                            Roy Werning & Jessie Werning
Lessee:                            The Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 2:  All that part of the NE4
                                   described as: Beginning at a point 1105 ft to center of said Section 2: thence North along the North and South half section line a distance of 1325 ft to the SI Co. Road:
                                   thence in a Northeasterly direction along the SI. Co. Rd 776 ft: thence in a Southeasterly direction a distance of 1852 ft to the East and West half section line which is the point of beginning containing 37.5 acres, m/l. Also the E2NW of Section 2 South of the County Rd
                                   Containing 36 acres, m/l. Weld County,
                                   Colorado

Date:                              September 19, 1984
Recorded:                          Book 1044 Rec. No. 1983315
Lessor:                            Norma Nelma Nevi & Louis G. Nevi
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 2:  N2NW, Weld County, Colorado

Date:                              September 19, 1984
Recorded:                          Book 1044 Rec. No. 1983313
Lessor:                            Harold G. Werning & Evelyn H. Werning
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 2:  N2NW, Weld County, Colorado

Date:                              September 1, 1987
Recorded:                          Book 1194 Rec. No. 2139254
Lessor:                            Union Pacific Resources Company
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 4: A parcel of land being all of that portion of the 300' wide right-of-way of the Union Pacific Railroad Company Main Line
                                   (Dent Branch) situate in the South Half of the Southeast Quarter (S2SE), (Excluding those depths and formations from the base of the Shannon to the base of the Codell formation to the stratigraphic equivalent of 7,330' as found in the Rumsey-Monfort 1-4 well located in the SWSE 4-4n-60w.
                                   Weld County, Colorado

Date:                              August 10, 1978
Recorded:                          Book 842 Rec. No. 764358
Lessor:                            Monfort Feed Lots, a Division of Monfort of
                                   Colorado, Inc.
Lessee:                            The Colton company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 10:  N2NW, W2SW  Weld County,
                                   Colorado

Date:                              August 9, 1979
Recorded:                          Book 894 Rec. No. 1816337
Lessor:                            George Kammerzell, Jr. & Anna Kammerzell
Lessee:                            The Colton company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 3: NENW, W2NW Weld County,
                                   Colorado Section 4: NE Township 5 North,
                                   Range 66 West 6th PM Section 34: SWSW, NWSW,
                                   South of County Rd, Weld County, Colorado

Date:                              November 1, 1981
Recorded:                          Book 956 Rec. No. 1878013
Lessor:                            Phillip E. Camenisch
Lessee:                            The Colton company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 3:  NENW
                                   Section 4:  W2NE
                                   Township 5 North, Range 66 West 6th PM
                                   Section 34: SWSW, NWSW, South of County Rd,
                                   Including any lands under Rights of Way for canals or public roads. Weld County, Colorado

Date:                              March 12, 1983
Recorded:                          Book 992 Rec. No. 1922656
Lessor:                            Lloyd W. Rumsey and Edna Rumsey
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 2:  A tract of land in the NE4 NENW
                                   Section 4:  W2NE
                                   Township 5 North, Range 66 West 6th PM
                                   Section 35:  W2SE4   Weld County, Colorado

Date:                              December 10, 1987
Recorded:                          Book 1179 Rec. No. 2124534
Lessor:                            Dos Rios
Lessee:                            H & C Colton Company
Land Description:                  Township 5 North, Range 66 West 6th PM
                                   Section 34: NESW, NWSW lying North of the
                                   County Rd, EXCEPTING THEREFROM a tract in the NWSW lying North of the County Rd and more particularly described as follows: beginning at the SW Corner of said NWSW and considering the W line of said NWSW to bear N 00 degrees
                                   00'00" E and with all other bearing contained herein relative thereto; thence N 00 degrees
                                   00'00k" E along the W line of said NWSW,
                                   239.23 ft. to a point on the N right of way line of Weld County Road 396, said point being the True Point of Beginning: thence N
                                   00 degrees 00'00" E 50.63 feet to the SW corner of Dos Rios Estates thence Easterly along the S line of said Dos Rios Estates the following three courses and distances: N 59 degrees 19'15" E 442.56 ft N 51 degrees
                                   00'00" E 245.00 ft N 82 degrees 30'00" E
                                   64.80 ft thence S 13 degrees 08'08" E 345.11
                                   ft to the N right of way line of Weld County
                                   Road 396: thence S 81 degrees 47'15" W along said N Weld County, Colorado

Date:                              March 1, 1981
Recorded:                          Book 933 Rec. No. 1854848
Lessor:                            Walter V Straight, a widower
Lessee:                            H & C Colton Company
Land Description:                  Township 4 North, Range 66 West. 6th PM
                                   Section 2:  A tract of land in the NE4 NENW
                                   Section 4:  W2NE
                                   Township 5 North, Range 66 West 6th PM
                                   Section 35:  W2SE4   Weld County, Colorado

Date:                              January 18, 1982
Recorded:                          Book 988 Rec. No. 1915351
Lessor:                            James Peterson & Sylvia Peterson h/w
Lessee:                            NORDIC PETROLEUMS INC.
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 34: Lot five (5), DOS RIOS ESTATES,
                                   EXCEPTING THEREFROM all that part of lot 5 more particularly described as follows, to wit: Beginning at the SE corner of Lot 5;
                                   thence NE 63 degrees 00'00" W along the
                                   Southerly line of Lot 5, 75 feet; thence N 09 degrees 12'20" E 205.81 feet to a point on the E line of Lot 5; thence S 09 degrees
                                   00'00" E along the E line, 234.15 to the Point of Beginning, containing 0.173 acres, m/l. ALSO, All that part of Lot 4, DOS RIOS
                                   ESTATES,more particularly described as
                                   follows, to wit: Beginning at the NW corner of Lot 4; thence N 76 degrees 49'30" E along the N line of said Lot 4, 72 ft; thence S 09 degrees 12'20" W 229.78 ft to a point on the W line of Lot 4; thence 09 degrees 00'00" W along said W line 213.03 ft to the Point of Beginning, containing 0.176 acres m/l, according to the recorded map or plat thereof. The above described lands contain
                                   5.00 acres m/l Weld County, Colorado

Date:                              January 18, 1982
Recorded:                          Book 918 under Rec. No. 1916643
Lessor:                            Patrick M Braddy & Mary J Braddy, h/w
Lessee:                            NORDIC PETROLEUMS, INC
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 34: Lot 2 , DOS RIOS ESTATES, a
                                   subdivision located in said Section 34
                                   according to the recorded Map or plat
                                   thereof, Weld County Colorado

Date:                              June 8, 1981
Recorded:                          Book 939 under Rec. No. 1861346
Lessor:                            Nellie M. Spencer formerly Nellie M. Pimic
                                   and Ralph E Spencer
Lessee:                            The Colton Company
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 34:  All that part of the W2SWlying
                                   North of the County Rd. Weld County,
                                   Colorado

Date:                              January 14, 1982
Recorded:                          Book 988 under Rec. No. 1916554
Lessor:                            William C. Humphries
Lessee:                            NORDIC PETROLEUMS INC
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 34:  Lot 3 DOS RIOS ESTATES a
                                   subdivision located in said section 34,
                                   according to the recorded map or plat
                                   thereof. Weld County Colorado

Date:                              January 24, 1982
Recorded:                          Book 990 under Rec. No. 1919879
Lessor:                            Daniel P. Campbell, a single man
Lessee:                            NORDIC PETROLEUMS INC
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 34:  Lot 2 DOS RIOS ESTATES a
                                   subdivision
                                   located in said section 34, according to the recorded map or plat thereof. Weld
                                   County Colorado

Date:                              March 13, 1981
Recorded:                          Book 935 under Rec. No. 1857113
Lessor:                            Donald G Allely & Joyce l Allely
Lessee:                            The Colton Company
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 33:  NWSE, below the base of Shannon,
                                   NESE including any lands under rights of way for canals, public roads and railroads. Weld
                                   County, Colorado

Date:                              March 18, 1981
Recorded:                          Book 972 under Rec. No. 1897312
Lessor:                            Dos Rios Inc
Lessee:                            The Colton Company
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 33:  NWSE, below the base of Shannon,
                                   NESE including any lands under rights of way for canals, public roads and railroads. Weld
                                   County, Colorado

Date:                              February 15, 1984
Recorded:                          Book 1022 under Rec. No. 1958320
Lessor:                            The Great Western Sugar Company
Lessee:                            The Colton Company
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 33:  That part of the NWSE, below the
                                   base of Shannon, more particularly described by metes and bounds in the lease. Weld
                                   County, Colorado

Date:                              November 1, 1981
Recorded:                          Book 956 under Rec. No. 1878013
Lessor:                            Phillip E Camenisch
Lessee:                            The Colton Company
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 33:  SWSE, below the base of Shannon,
                                   SESE. Weld County, Colorado

Date:                              March 4, 1993
Recorded:                          Book 1374 under Rec. No. 2325901
Lessor:                            David Claman and Brenda Claman, husband and
                                   wife
Lessee:                            H & C Colton Company
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 34: Lot 7 of Dos Rios Estates lying within the W2SW4, as described in lease

Date:                              April 14, 1993
Recorded:                          Book 1381 under Rec. No. 2331004
Lessor:                            Weld County, Colorado
Lessee:                            H & C Colton Company
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 34: A strip of land, 100 ft in width, running across the NW4SW4 if said Sec. 34, being the same strip, insofar as it crosses said NW4SW4, described in that certain Deed from County recorded in Book 1135 at page
                                   126. Notwithstanding the specificity of the above description or descriptions in prior
                                   Deeds, this lease shall cover all lands owned by Lessor in said NW4SW4

Date:                              December 23, 1992
Recorded:                          Book 1365 under Rec. No. 2317221
Lessor:                            John W. Mills and Caroline R. Mills, husband
                                   and wife
Lessee:                            H & C Colton Company
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 34: Lot 6, Dos Rios Estates, and that part of Lot 7 Dos Rios Estates lying within the W2SW4

Date:                              December 23, 1992
Recorded:                          Book 1365 under Rec. No. 2317222
Lessor:                            Frederick J. Bauer and Sharon J. Bauer,
                                   husband and wife
Lessee:                            H & C Colton Company
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 34:  That part of Lot 11, Dos
                                   Rios Estates, according to the recorded play thereof, contained in the NW4SW4

Date:                              December 23, 1992
Recorded:                          Book 1366 under Rec. No. 2317223
Lessor:                            Robert N. Guthrie and Pamela Cross
Lessee:                            H & C Colton Company
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 34: Lot 8, Dos Rios Estates,
                                   according to the recorded plat thereof

Date:                              December 23, 1992
Recorded:                          Book 1366 under Rec. No. 2317572
Lessor:                            Sally J. Kelley
Lessee:                            H & C Colton Company
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 34: That part of Lot 9, Dos Rios
                                   Estates, according to the recorded plat
                                   thereof, contained in the NW4SW4

Date:                              December 23, 1992
Recorded:                          Book 1366 under Rec. No. 2317674
Lessor:                            Mike R. Hajek and Julie S. Hajek, husband and
                                   wife
Lessee:                            H & C Colton Company
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 34: Lot 4, Dos Rios Estates,
                                   according to the record lot 5 described in the lease

Date:                              December 23, 1992
Recorded:                          Book 972 under Rec. No. 1897312
Lessor:                            Dos Rios, Inc., a Colorado Corporation
Lessee:                            The Colton Company
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 33: NE4SE4, including any lands under rights-of-way for canals, public roads or railroads

Date:                              December 23, 1992
Recorded:                          Book 1371 under Rec. No. 2322646
Lessor:                            Thomas P. Dykstra
Lessee:                            H & C Colton Company
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 34: That part of Lot 5, Tract A,
                                   Dos Rios Estates, according to the recorded plat thereof, contained in the NW4SW4

SRC Northridge 11-4D (NWNW 4-5N 66W)
SRC Northridge 21-4D (NENW 4-5N-66W)
SRC Northridge 4AD (C-NW4 4-5N-66W)
SRC Northridge 12-4D (SWNW 4-5N-66W)
SRC Northridge 22-4D (SENW 4-5N-66W)
SRC Northridge 4KD (C-S2NW; N2SW 4-5N-66W)

Date:                              May 12, 2008; Recorded June 17, 2008
Recorded:                          under Rec. No. 3561259 (Weld County)
Lessor:                            Weld County School District Six
Lessee:                            Francis Energy, Inc.
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 4: Those tracts of land located in the NW4 being more particularly described by metes and bounds in the lease

Date:                              May 21, 2008; Recorded July 1, 2008
Recorded:                          under Rec. No. 3564209 (Weld County)
Lessor:                            Kimmark, LLC
Lessee:                            Francis Energy, Inc.
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 4:  Lot 1, Summer Park Commercial
                                   Subdivision, City of Greeley,
                                   according to  that certain map thereof
                                   recorded under Rec. No.
                                   3315861, being a replat of Tract B, Summer
                                   Park Subdivision, being part of the NW4

Date:                              July 1, 2008; Recorded July 2 2008
Recorded:                          under Rec. No. 3564568 (Weld County)
Lessor:                            Timber Investments, LLC
Lessee:                            Francis Energy, Inc.
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 4: Lot 1, Timber Minor subdivision,
                                   City of Greeley according to that certain map thereof recorded under Rec. No. 3246106 being part of the N2

Date:                              July 2, 2008; Recorded July 2, 2008
Recorded:                          under Rec. No. 3564569 (Weld County)
Lessor:                            Highpointe, Inc. and Summer Park Condominum
                                   Association
Lessee:                            Francis Energy, Inc.
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 4: Those tracts of land platted as Tracts A, C, D, and E, Summer Park
                                   Subdivision, according to that certain map thereof recorded March 27, 2003, under Rec.
                                   No. 3045769, being a part of the NW4,
                                   EXCEPTING THEREFROM Tract B thereof,
                                   subsequently replatted as Summer Park
                                   Commercial Subdivision, City of
                                   Greeley, according to that certain
                                   map thereof recorded under Rec. No. 3315861.
                                   Said lands are also more particularly
                                   described (i) in that certain Warranty Deed dated January 28, 2002, recorded under Rec.
                                   No 2920569, (ii) in that certain Warranty
                                   Deed dated August 9, 2005, recorded under
                                   Rec. No. 3312043 (EXCEPTING THEREFROM said
                                   Tract B as set forth above)Lot 1, Summer
                                   Park Commercial Subdivision, City of
                                   Greeley, according to that certain
                                   map thereof recorded under Rec. No. 3315861, being a replat of Tract B, Summer Park
                                   Subdivision, being part of the NW4

Date:                              June 30, 2008; Recorded July 23 2008
Recorded:                          under Rec. No. 3568120 (Weld County)
Lessor:                            YGTP-G, LLC
Lessee:                            Francis Energy, Inc.
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 4: Lot 2, Timber Minor subdivision,
                                   City of Greeley according to that certain map thereof recorded under Rec. No. 3246106 being part of the N2

Date:                              August 19, 2008; Recorded August 27, 2008
Recorded:                          under Rec. No. 3574742 (Weld County)
Lessor:                            Hartbart, LLC
Lessee:                            Francis Energy, Inc.
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 4: Tract 1, Northridge Estates,
                                   according to that certain map thereof
                                   recorded under Rec. No.
                                   3289346, being part of the N2

Date:                              May 27, 2008; Recorded June 17, 2008
Recorded:                          under Rec. No. 3561258 (Weld County)
Lessor:                            Donald C. Hergenreter and Susan M.
                                   Hergenreter
Lessee:                            Francis Energy, Inc.
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 4: Lot 1, Aubrey Acres, a
                                   subdivision in the NE4, according to that certain map hereof recorded in Book 1586 under Rec. No. 2528849

Date:                              June 30, 2008; Recorded July 18, 2008
Recorded:                          under Rec. No. 3567284 (Weld County)
Lessor:                            Aziz Zandi and Farhad Zandi
Lessee:                            Francis Energy, Inc.
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 4: Lot 2,  Aubrey Acres, a
                                   subdivision in the NE4, according to that certain map hereof recorded in Book 1586 under Rec. No. 2528849

Date:                              March 30, 2010; Recorded April 14, 2010
Recorded:                          under Rec. No. 3686831 (Weld County)
Lessor:                            First TierBank
Lessee:                            Francis Energy, Inc.
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 4: All those lands platted as
                                   Northridge Estates Subdivision, according to that certain plat thereof recorded on May 26, 2005, under Rec. No. 3289346, EXCEPTING
                                   THEREFROM Tracts 1 and 2 as therein platted, being a part of the N2

Date:                              June 25, 2008; Recorded April 26, 2010
Recorded:                          under Rec. No. 3714178 (Weld County)
Lessor:                            Kum & Go L.C.
Lessee:                            Francis Energy, Inc.
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 4: Lot 2, Summer Park Subdivision,
                                   City of Greeley, according to that certain map thereof recorded under Rec. No. 3315861, being a replat of Tract B, Summer Park
                                   Subdivision, being a part of the NW4

SRC 31-5D  (NWSE 5-5N-66W)

Date:                              June 3, 2008; Recorded June 13, 2008
Recorded:                          under Rec. No. 3560654 (Weld County)
Lessor:                            Mary M. Bohlender
Lessee:                            Francis Energy, Inc
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 5: All that part of the NE4, and all that part of the S2SE4 of Sec 32, Township 6
                                   N, Range 66W, 6th P.M., more particularly described by metes and bounds on Exhibit A of the Lease

Date:                              June 3, 2008; Recorded June 23, 2008
Recorded:                          under Rec. No. 3562351 (Weld County)
Lessor:                            Margaret M. Scott
Lessee:                            Francis Energy, Inc
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 5: All that part of the NE4, and all that part of the S2SE4 of Sec 32, Township 6
                                   N, Range 66W, 6th P.M., more particularly described by metes and bounds on Exhibit A of the Lease

Date:                              July 24, 2008; Recorded August 1, 2008
Recorded:                          under Rec. No. 3569792 (Weld County)
Lessor:                            Donald A. Wiedeman and Sharon Wiedeman
Lessee:                            Francis Energy, Inc
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 5: All that part of the NE4, and all that part of the S2SE4 of Sec 32, Township 6
                                   N, Range 66W, 6th P.M., more particularly described by metes and bounds on Exhibit A of the Lease

Date:                              July 24, 2008; Recorded August 1, 2008
Recorded:                          under Rec. No. 3569793 (Weld County)
Lessor:                            Edwien Wiedeman and Nancy Wiedeman
Lessee:                            Francis Energy, Inc
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 5: All that part of the NE4, and all that part of the S2SE4 of Sec 32, Township 6
                                   N, Range 66W, 6th P.M., more particularly described by metes and bounds on Exhibit A of the Lease

Date:                              July 24, 2008; Recorded August 1, 2008
Recorded:                          under Rec. No. 3569794 (Weld County)
Lessor:                            Elsie M. Schoenhaar and Eric Schoenhaar
Lessee:                            Francis Energy, Inc
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 5: All that part of the NE4, and all that part of the S2SE4 of Sec 32, Township 6
                                   N, Range 66W, 6th P.M., more particularly described by metes and bounds on Exhibit A of the Lease

Date:                              July 24, 2008; Recorded August 1, 2008
Recorded:                          under Rec. No. 3569795 (Weld County)
Lessor:                            Harry Wiedeman
Lessee:                            Francis Energy, Inc
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 5: All that part of the NE4, and all that part of the S2SE4 of Sec 32, Township 6
                                   N, Range 66W, 6th P.M., more particularly described by metes and bounds on Exhibit A of the Lease

Briggs 1-17       (SWSE 17-5N-66W)

Date:                              September 1, 1986
Recorded:                          Book 1132  under Rec. No. 2074426
Lessor:                            T-S Co
Lessee:                            William Shettron
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 17:  S2SE

Date:                              September 16,1986
Recorded:                          Book 1132  under Rec. No. 2074427
Lessor:                            Arthur V. Briggs & Mary E. Briggs
Lessee:                            William Shettron
Land Description:                  Township 5 North, Range 66 West. 6th PM
                                   Section 17:  S2SE

SRC 34-32       (SWSE 32-6N-66W)
SRC 44-32D     (SESE  32-6N-66W)
SRC 32DD        (C-SE   32-6N-66W)

Date:                              February 3, 2009; Recorded February 6, 2009
Recorded:                          under Rec. No. 3603750 (Weld County)
Lessor:                            City of Greeley
Lessee:                            Francis Energy, Inc
Land Description:                  Township 6 North, Range 66 West. 6th PM
                                   Section 32: All that part of the SE4SE4 of Sec 32, Township 6 N, Range 66W, 6th P.M., and the NE4 of Sec 5, Township 5N, Range 66W
                                   6th P.M. more particularly described by metes and bounds on Exhibit A of the Lease

Date:                              August 18, 2008; Recorded September 22, 2008
Recorded:                          under Rec. No. 3579318 (Weld County)
Lessor:                            Gregory L. Hughes and Vicki K. Hughes
Lessee:                            Francis Energy, Inc
Land Description:                  Township 6 North, Range 66 West. 6th PM
                                   Section 32: Lot 4, Block 2, Boomerang Run, a subdivision of the City of Greeley, according to that certain map thereof recorded in Book 1276 under Rec. No. 2227154

Date:                              October 3, 2008; Recorded October 28, 2008
Recorded:                          under Rec. No. 3586705 (Weld County)
Lessor:                            Paul L. Andre and Karen M. Andre
Lessee:                            Francis Energy, Inc
Land Description:                  Township 6 North, Range 66 West. 6th PM
                                   Section 32: Lot 3,Block 2, Boomerang Run, a subdivision of the City of Greeley, according to that certain map thereof recorded in Book 1276 under Rec. No. 2227154

Date:                              October 25, 2008; Recorded January 5, 2009
Recorded:                          under Rec. No. 3597707 (Weld County)
Lessor:                            Leona L. Lehman
Lessee:                            Francis Energy, Inc
Land Description:                  Township 6 North, Range 66 West. 6th PM
                                   Section 32: Lot 1,Block 3, Boomerang Run, a subdivision of the City of Greeley, according to that certain map thereof recorded in Book 1276 under Rec. No. 2227154

Date:                              November 12, 2008; Recorded November 21, 2008
Recorded:                          under Rec. No. 3591075 (Weld County)
Lessor:                            Ronald D. Sheffer
Lessee:                            Francis Energy, Inc
Land Description:                  Township 6 North, Range 66 West. 6th PM
                                   Section 32: Lot 1,Block 2, Boomerang Run, a subdivision of the City of Greeley, according to that certain map thereof recorded in Book 1276 under Rec. No. 2227154

Date:                              October 25, 2008; Recorded January 5, 2009
Recorded:                          under Rec. No. 3597707 (Weld County)
Lessor:                            Gerald P Helfrich and Barbara A Helfrich
Lessee:                            Francis Energy, Inc
Land Description:                  Township 6 North, Range 66 West. 6th PM
                                   Section 32: Lot 10,Block 3, Boomerang Run, a subdivision of the City of Greeley, according to that certain map thereof recorded in Book 1276 under Rec. No. 2227154

Date:                              November 3, 2008; Recorded January 5, 2009
Recorded:                          under Rec. No. 3597708 (Weld County)
Lessor:                            Kenneth R. Fulton and Jolene C. Fulton
Lessee:                            Francis Energy, Inc
Land Description:                  Township 6 North, Range 66 West. 6th PM
                                   Section 32: Lot 11,Block 3, Boomerang Run, a subdivision of the City of Greeley, according to that certain map thereof recorded in Book 1276 under Rec. No. 2227154

Date:                              November 3, 2008; Recorded January 5, 2009
Recorded:                          under Rec. No. 3597709 (Weld County)
Lessor:                            Janet K. Brown
Lessee:                            Francis Energy, Inc
Land Description:                  Township 6 North, Range 66 West. 6th PM
                                   Section 32: Lot 16,Block 2, Boomerang Run, a subdivision of the City of Greeley, according to that certain map thereof recorded in Book 1276 under Rec. No. 2227154

Date:                              November 3, 2008; Recorded January 5, 2009
Recorded:                          under Rec. No. 3597710 (Weld County)
Lessor:                            Scott Alan Corliss and Peggy Peper Corliss
Lessee:                            Francis Energy, Inc
Land Description:                  Township 6 North, Range 66 West. 6th PM
                                   Section 32: Lot 19,Block 2, Boomerang Run, a subdivision of the City of Greeley, according to that certain map thereof recorded in Book 1276 under Rec. No. 2227154

Date:                              January 8, 2009; Recorded January 16, 2009
Recorded:                          under Rec. No. 3600090 (Weld County)
Lessor:                            Anthony L. Miller and Christine A. Miller
Lessee:                            Francis Energy, Inc
Land Description:                  Township 6 North, Range 66 West. 6th PM
                                   Section 32: Lot 17,Block 2, Boomerang Run, a subdivision of the City of Greeley, according to that certain map thereof recorded in Book 1276 under Rec. No. 2227154

Date:                              January 8, 2009; Recorded January 28, 2009
Recorded:                          under Rec. No. 3601715 (Weld County)
Lessor:                            Susan H Buderus and Theodore A Buderus
Lessee:                            Francis Energy, Inc
Land Description:                  Township 6 North, Range 66 West. 6th PM
                                   Lot 13, Block 2, Boomerang Run, a subdivision of the City of Greeley, according to that certain map thereof recorded in Book 1276 under Rec. No. 2227154, being part of the SE4SE4 of Sec. 32, Township 6n, Range 66w,
                                   6 P.M. and the NE4NE4 of Section 5, Township
                                   5n, Range 66w, 6th P.M.

Date:                              January 8, 2009; Recorded February 26, 2009
Recorded:                          under Rec. No. 3607722 (Weld County)
Lessor:                            Larry R Vosmera, Trustee of the Larry R
                                   Vosmera Living Trust
Lessee:                            Francis Energy, Inc
Land Description:                  Township 6 North, Range 66 West. 6th PM
                                   Section 32:  Lot 3, Block 1, Boomerang Run, a
                                   subdivision of the City of Greeley,
                                   according to that certain map thereof
                                   recorded in Book 1276 under Rec. No. 2227154

Date:                              April 14, 2009; Recorded April 21 2009
Recorded:                          under Rec. No. 3617880 (Weld County)
Lessor:                            Andrew M. Segal and Christine H Segal
Lessee:                            Francis Energy, Inc
Land Description:                  Township 6 North, Range 66 West. 6th
                                   PM Lot 7 Block 2, Boomerang Run, a
                                   subdivision of the City of Greeley,
                                   according to that certain map thereof
                                   recorded in book 1276 under Rec. No. 2227154, being a part of the SE4SE4 of Section 32, Township 6n, Range 66w, 6th P.M.

Date:                              April 20, 2009; Recorded April 28 2009
Recorded:                          under Rec. No. 3619076 (Weld County)
Lessor:                            Shelley L Hatch and Daniel J Hatch
Lessee:                            Francis Energy, Inc
Land Description:                  Township 6 North, Range 66 West. 6th PM
                                   Section 32:  Lot 13, Block 1, Boomerang Run,
                                   a subdivision of the City of Greeley,
                                   according to that certain map thereof
                                   recorded in book 1276 under Rec. No. 2227154

Date:                              April 28, 2009; Recorded May 13, 2009
Recorded:                          under Rec. No. 3622344 (Weld County)
Lessor:                            James F Bush ll and Judith A Bush
Lessee:                            Francis Energy, Inc
Land Description:                  Township 6 North, Range 66 West. 6th PM
                                   Section 32:  Lot 2, Block 3, Boomerang Run, a
                                   subdivision of the City of Greeley,
                                   according to that certain map thereof
                                   recorded in book 1276 under Rec. No. 2227154

Date:                              July 16, 2009; Recorded July 20, 2009
Recorded:                          under Rec. No. 3637394 (Weld County)
Lessor:                            James F Bush ll and Judith A Bush
Lessee:                            Francis Energy, Inc
Land Description:                  Township 6 North, Range 66 West, 6th PM
                                   Lots 1, 2, 4, 5, 6, 7, 8, 10, 11, 12, 14,
                                   and 15, Block 1;  Lots 2, 5, 6, 8, 9, 11, 12,
                                   14, 15, and 18, Block 2, Lots 3, 4, 5, 6, 7,
                                   8, 9, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21,
                                   22, 25, 26, and 30, Block 3 Boomerang Run, a subdivision of the City of Greeley according to that certain map thereof recorded in book
                                   1276 under Rec. No. 2227154

Brownwood 11-1  (SESW 11-4N-67W)
Brownwood 11-2  (NESW 11-4N-67W)

Date:                              December 1, 1987
Recorded:                          Book 1182 under Rec. No. 2126909
Lessor:                            N. Eugene Brownwood & Fern Lucille Brownwood
Lessee:                            Shepler & Thomas, Inc.
Land Description:                  Township 4 North, Range 67 West. 6th PM
                                   Section 11:  E2SW4
                                   Sec. 11:  E2SW4

Date:                              January 1, 1988
Recorded:                          Book 1183 under Rec. No. 2128916
                                   re-recorded in book 1243 No. 2190965
Lessor:                            Dixie Lee Gray aka Dixie Lee Deines
Lessee:                            Shepler & Thomas, Inc.
Land Description:                  Township 4 North, Range 67 West. 6th PM
                                   Section 11:  E2SW4

Goldberg 1-24  (NENE 24-5N-67W)

Date:                              December 14, 1981
Recorded:                          Book 956 under Rec. No. 1877903
Lessor:                            Elaine Rosamond Goldberg
Lessee:                            Nordic Petroleums, Inc.
Land Description:                  Township 5 North, Range 67 West. 6th PM
                                   Section 24: E2NE4

Stroh 35-1  (SWNE 35-5N-67W)
Stroh 35-2  (NWNE 35-5N-67W)

Date:                              November 29, 1983
Recorded:                          Book No. 1015 Rec. No. 1950209
Lessor:                            Shirley M Stroh, aka Shirley Stroh,
                                   fka Shirley M Carver, fka Shirley Carver
Lessee:                            Fuel Resources Development
Land Description:                  Township 5 North, Range 67 West. 6th PM
                                   Section 35:  W2NE4

Date:                              November 1, 1987
Recorded:                          Book No. 1187 Rec. No. 2132405
Lessor:                            Lydia Stroh
Lessee:                            Shepler & Thomas, Inc
Land Description:                  Township 5 North, Range 67 West. 6th PM
                                   Section 35:  W2NE4

Date:                              March 1, 1988
Recorded:                          Book No. 1190 Rec. No. 2135525
Lessor:                            Robert H Stroh and Marie Stroh, and Louise
                                   Stroh
Lessee:                            Shepler & Thomas, Inc
Land Description:                  Township 5 North, Range 67 West. 6th PM
                                   Section 35:  W2NE4

JGH 1 (SWSE  30-5N-67W)
Date:                              January 7, 1980
Recorded:                          Book No. 893 Rec. No. 1815218
Lessor:                            Emanuel & Evelyn H Betz, h/w
Lessee:                            Enserch Exploration, Inc
Land Description:                  Township 5 North, Range 67 West. 6th PM
                                   Section 30:  NWSE

Date:                              January 10, 1980
Recorded:                          Book No. 896 Rec. No. 1818461
Lessor:                            Theresa C & Charles H Cowley, h/w
Lessee:                            Enserch Exploration, Inc
Land Description:                  Township 5 North, Range 67 West. 6th PM
                                   Section 30:  NWSE

Date:                              December 15, 1980
Recorded:                          Book No. 928 Rec. No. 18550032
Lessor:                            Ruth C Yates, a single woman
Lessee:                            Enserch Exploration, Inc
Land Description:                  Township 5 North, Range 67 West. 6th PM
                                   Section 30: S2SE

Date:                              December 15, 1980
Recorded:                          Book No. 927 Rec. No. 1848593
Lessor:                            Edward H & Betty E Kammerzell, h/w
Lessee:                            Enserch Exploration, Inc
Land Description:                  Township 5 North, Range 67 West. 6th PM
                                   Section 30: S2SE

Date:                              December 15, 1980
Recorded:                          Book No. 927 Rec. No. 1848592
Lessor:                            Jacob, Jr. Kammerzell & Sallie A Kammerzell,
                                   h/w
Lessee:                            Enserch Exploration, Inc
Land Description:                  Township 5 North, Range 67 West. 6th PM
                                   Section 30: S2SE4

Date:                              December 15, 1980
Recorded:                          Book No. 825 Rec. No. 1848592
Lessor:                            E. R. Betz & Helen I. & Clarence L Betz &
                                   Helen
                                   Lavonne Pratt, Trustees
Lessee:                            Carl F. Smith
Land Description:                  Township 5 North, Range 67 West. 6th PM
                                   Section 30: NESE

Date:                              February 7, 1978
Recorded:                          Book No. 824 Rec. No. 1745768
Lessor:                            Henry Betz, a single man
Lessee:                            Carl F. Smith
Land Description:                  Township 5 North, Range 67 West. 6th PM
                                   Section 30: NESE

Date:                              February 7, 1978
Recorded:                          Book No. 824 Rec. No. 1745769
Lessor:                            Alvina Betz Fiechtner, a widow
Lessee:                            Carl F. Smith
Land Description:                  Township 5 North, Range 67 West. 6th PM
                                   Section 30: NESE

Date:                              February 7, 1978
Recorded:                          Book No. 823 Rec. No. 1745395
Lessor:                            Mollie Betz & John H Fiechtner, w/h
Lessee:                            Carl F. Smith
Land Description:                  Township 5 North, Range 67 West. 6th PM
                                   Section 30: NESE

Date:                              February 7, 1978
Recorded:                          Book No. 823 Rec. No. 1745397
Lessor:                            Emma Betz & James H Yerton w/h
Lessee:                            Carl F. Smith
Land Description:                  Township 5 North, Range 67 West. 6th PM
                                   Section 30: NESE

Date:                              February 6, 1978
Recorded:                          Book No. 822 Rec. No. 1743828
Lessor:                            Emanuel & Evelyn H Betz, h/w
Lessee:                            Carl F. Smith
Land Description:                  Township 5 North, Range 67 West. 6th PM
                                   Section 30: NESE

Meyer 8     (NWNW  21-5N-66W)
Meyer 7     (S2SW4  16-5N-66W; N2NW4  21-5N-66W)
Meyer 6     (SENE  21-5N-66W)
Meyer 5     (C-NW4  21-5N-66W)
Meyer 4     (C-W2  21-5N-66W)
Meyer 3     (SESW  21-5N-66W)
Meyer 2     (E2NE4  20-5N-66W; W2NW4  21-5N-66W)

Date:          March 18, 2008
Lessor:        Ashcroft Draw LLC
Lessee:        Petroleum Exploration & Management LLC
Recorded:      March 24, 2008, Reception No. 3543192 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 21: NW1/4

Date:          October 2, 2008
Lessor:        Gary D. & Shelly A. Thomas
Lessee:        Ashcroft Draw LLC
Recorded:      October 14, 2008, Reception No. 3584152 (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 1, Block 4

Date:          October 2, 2008
Lessor:        Jake C. & Pamela K. Rudiger
Lessee:        Ashcroft Draw LLC
Recorded:      October 14, 2008, Reception No. 3584153 (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 14, Block 43

Date:          October 2, 2008
Lessor:        Neil J. & Deborah Labbe
Lessee:        Ashcroft Draw LLC
Recorded:      October 14, 2008, Reception No. 3584154 (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 3, Block 39

Date:          October 2, 2008
Lessor:        Carolyn Ruth & Lindsay Ray Holland
Lessee:        Ashcroft Draw LLC
Recorded:      October 14, 2008, Reception No. 3584155 (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 2, Block 28

Date:          October 6, 2008
Lessor:        Gene K. & Louise Jane Lane
Lessee:        Ashcroft Draw LLC
Recorded:      October 14, 2008, Reception  No.3584156 (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 1, Block 35

Date:          October 7, 2008
Lessor:        Edward G. & Dorothy Schleining
Lessee:        Ashcroft Draw LLC
Recorded:      October 14, 2008, Reception No. 3584157 (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 1-a, Minor Subdivision of Lot 1, Block 42

Date:          October 7, 2008
Lessor:        Royce Earl & Harriet Anne Marshall
Lessee:        Ashcroft Draw LLC
Recorded:      October  14,  2008,  Reception  No.  3584158   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 15, Block 41

Date:          October 7, 2008
Lessor:        Royce Earl & Harriet Anne Marshall
Lessee:        Ashcroft Draw LLC
Recorded:      October  14,  2008,  Reception  No.  3584159   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 1-b, Minor Subdivision of Lot 1, Block 42

Date:          October 7, 2008
Lessor:        Steven E. & Ruth A. Grevesen
Lessee:        Ashcroft Draw LLC
Recorded:      October  14,  2008,  Reception  No.  3584160   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 10, St. Michael's Third Minor Subdivision of Block 46

Date:          October 8, 2008
Lessor:        Scott & Nancy Zimmerman
Lessee:        Ashcroft Draw LLC
Recorded:      October  14,  2008,  Reception  No.  3584161   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 1, Block 29

Date:          October 8, 2008
Lessor:        Larry D. Mitchell
Lessee:        Ashcroft Draw LLC
Recorded:      October  14,  2008,  Reception  No.  3584162   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 14, Block 41

Date:          October 9, 2008
Lessor:        Jeanette L. Walton
Lessee:        Ashcroft Draw LLC
Recorded:      October  14,  2008,  Reception  No.  3584163   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 6, Block 33

Date:          October 10, 2008
Lessor:        Jose Rojas & Karin Dyer
Lessee:        Ashcroft Draw LLC
Recorded:      October  14,  2008,  Reception  No.  3584164   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision Lot 2, Block 26

Date:          October 10, 2008
Lessor:        Bart & Rachel Butzine
Lessee:        Ashcroft Draw LLC
Recorded:      October  14,  2008,  Reception  No.  3584165   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 5, Block 41

Date:          October 10, 2008
Lessor:        Charles M. & Jennifer E. Tennessen
Lessee:        Ashcroft Draw LLC
Recorded:      October  14,  2008,  Reception  No.  3584166   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 4, Block 40

Date:          October 13, 2008
Lessor:        Todd Bengford
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585237   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 12, Block 43

Date:          October 14, 2008
Lessor:        Deanna L. Holmes
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585238   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 6, Block 43

Date:          October 14, 2008
Lessor:        Roger Fowler & Tamra H. Stumpf-Fowler
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585239   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 3, Block 29

Date:          October 14, 2008
Lessor:        Joanna M. Jeffers Living Trust
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585240   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 2, Block 36

Date:          October 15, 2008
Lessor:        Kay W. & Frances Tryon
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585241   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 5, Block 40

Date:          October 15, 2008
Lessor:        Shawn R. & Trisha L. Golding
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585242   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 3, Block 36

Date:          October 15, 2008
Lessor:        Anne M. Drobnitch
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585243   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision Lot 12, Block 26

Date:          October 15, 2008
Lessor:        Joseph M. & Judith K. Wilson
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585244   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision Lot 8, Block 43

Date:          October 15, 2008
Lessor:        Greg & Linda Robbins
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585245   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision Lot 2, Block 37

Date:          October 16, 2008
Lessor:        David E. & Tracy A. Arpin
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585246   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision Lot 6, Block 40

Date:          October 16, 2008
Lessor:        Joseph A. & Carol J. Corona
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585247   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 4-b, St. Michael's Minor Subdivision of Lot 4, Block 42

Date:          October 10, 2008
Lessor:        Barney Jay Hottle
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585248   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 1, St. Michael's Third Minor Subdivision

Date:          October 10, 2008
Lessor:        Patrick George & Michelle Dawn Renner
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585249   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 2, Block 44

Date:          October 13, 2008
Lessor:        Chris E. & Anna S. Carter
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585250   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 4, Block 43

Date:          October 7, 2008
Lessor:        Derek G. Andersen & Stephanie Bitterman
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585251   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 3, Block 34

Date:          October 13, 2008
Lessor:        James W. & Ronna G. Rice
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585252   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 7, Block 38

Date:          October 13, 2008
Lessor:        Michael R. & Julie R. Lordeman
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585253   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 2, Block 38

Date:          October 13, 2008
Lessor:        Clayton James & Leslie S. Thiesen
Lessee:        Ashcroft Draw LLC
Recorded:      October  20,  2008,  Reception  No.  3585254   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 3, Block 38

Date:          October 20, 2008
Lessor:        Michael & Nina Hamilton
Lessee:        Ashcroft Draw LLC
Recorded:      October  27,  2008,  Reception  No.  3586447   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 10, Block 26

Date:          October 17, 2008
Lessor:        Risco L.C.
Lessee:        Ashcroft Draw LLC
Recorded:      October  27,  2008,  Reception  No.  3586448   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 1, Block 33

Date:          October 17, 2008
Lessor:        Cheryl Weinmeister
Lessee:        Ashcroft Draw LLC
Recorded:      October  27,  2008,  Reception  No.  3586449   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 6, St. Michael's Subdivision, First Minor Plat of Block 47

Date:          October 17, 2008
Lessor:        Jerry E. & Charlotte L. Smith
Lessee:        Ashcroft Draw LLC
Recorded:      October  27,  2008,  Reception  No.  3586450   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 2, Block 32

Date:          October 20, 2008
Lessor:        Joan E. Huebl & Sherry G. Stone
Lessee:        Ashcroft Draw LLC
Recorded:      October  27,  2008,  Reception  No.  3586451   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 22, Block 41

Date:          October 22, 2008
Lessor:        Michael J. & Martha J. Lebrun
Lessee:        Ashcroft Draw LLC
Recorded:      October  27,  2008,  Reception  No.  3586452   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 7, Block 32

Date:          October 23, 2008
Lessor:        Kenneth E. & Denise K. Neece
Lessee:        Ashcroft Draw LLC
Recorded:      October  27,  2008,  Reception  No.  3586453   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 7, Block 43

Date:          October 24, 2008
Lessor:        Tom Keberlein Construction LLC
Lessee:        Ashcroft Draw LLC
Recorded:      October  27,  2008,  Reception  No.  3586454   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 2, Block 33

Date:          October 24, 2008
Lessor:        Tom Keberlein Construction LLC
Lessee:        Ashcroft Draw LLC
Recorded:      October  27,  2008,  Reception  No.  3586455   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 3, Block 33

Date:          October 24, 2008
Lessor:        Tom Keberlein Construction LLC
Lessee:        Ashcroft Draw LLC
Recorded:      October  27,  2008,  Reception  No.  3586456   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 4, Block 33

Date:          October 24, 2008
Lessor:        Elsie K. & James Hunter
Lessee:        Ashcroft Draw LLC
Recorded:      October  27,  2008,  Reception  No.  3586457   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 4, St. Michael's Third Minor Subdivision

Date:          October 24, 2008
Lessor:        Joshua C. & Amanda M. Hays
Lessee:        Ashcroft Draw LLC
Recorded:      November  4,  2008,  Reception  No.  3587979   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 8, Block 26

Date:          October 27, 2008
Lessor:        Carol L. Bockius
Lessee:        Ashcroft Draw LLC
Recorded:      November  4,  2008,  Reception  No.  3587980   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 1, Block 36

Date:          October 28, 2008
Lessor:        Travis & Beth Aksamitowski
Lessee:        Ashcroft Draw LLC
Recorded:      November  4,  2008,  Reception  No.  3587981   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 1, Block 41

Date:          November 4, 2008
Lessor:        Lillis Properties LLC
Lessee:        Ashcroft Draw LLC
Recorded:      November  14,  2008,  Reception  No.  3589879  (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 2, St. Michael's Third Minor Subdivision
               Lot 3, St. Michael's Third Minor Subdivision
               Lot 5, St. Michael's Third Minor Subdivision
               Lot 6, St. Michael's Third Minor Subdivision
               Lot 7, St. Michael's Third Minor Subdivision
               Lot 8, St. Michael's Third Minor Subdivision
               Lot 9, St. Michael's Third Minor Subdivision
               Lot 1, St. Michael's Subdivision First Minor Plat of Block 47
               Lot 2, St. Michael's Subdivision First Minor Plat of Block 47
               Lot 4, St. Michael's Subdivision First Minor Plat of Block 47

Date:          October 31, 2008
Lessor:        Philip J. Cathey
Lessee:        Ashcroft Draw LLC
Recorded:      November  14,  2008,  Reception  No.  3589880  (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 2, Block 39

Date:          October 31, 2008
Lessor:        Philip J. & S. Diane Cathey
Lessee:        Ashcroft Draw LLC
Recorded:      November  14,  2008,  Reception  No.  3589881  (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 8, Block 41

Date:          October 31, 2008
Lessor:        Eric K. & Sarah J. Johnson
Lessee:        Ashcroft Draw LLC
Recorded:      November  14,  2008,  Reception  No.  3589882  (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 6, Block 29

Date:          October 31, 2008
Lessor:        Jason R. Rath
Lessee:        Ashcroft Draw LLC
Recorded:      November  14,  2008,  Reception  No.  3589883  (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 7, Block 2

Date:          November 10, 2008
Lessor:        LO-AX Properties LLC
Lessee:        Ashcroft Draw LLC
Recorded:      November  14,  2008,  Reception  No.  3589884  (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 17, Block 41

Date:          November 8, 2008
Lessor:        Kenneth Kevin & Judy Lucille Heupel
Lessee:        Ashcroft Draw LLC
Recorded:      November  14,  2008,  Reception  No.  3589885  (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 3, Block 44

Date:          November 8, 2008
Lessor:        IMB Properties LLC
Lessee:        Ashcroft Draw LLC
Recorded:      November  14,  2008,  Reception  No.  3589886  (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 1, St. Michael's Subdivision,  Second Minor Plat of Block 47

Date:          November 14, 2008
Lessor:        Arnold & Nicole Cantu
Lessee:        Ashcroft Draw LLC
Recorded:      December  22,  2008,  Reception  No.  3596057  (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 3, Block 28

Date:          December 9, 2008
Lessor:        Fang & Rong Jiang
Lessee:        Ashcroft Draw LLC
Recorded:      December  22,  2008,  Reception  No.  3596058  (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 1, Block 28

Date:          December 17, 2008
Lessor:        Ryan & Jessica Hicks
Lessee:        Ashcroft Draw LLC
Recorded:      December  22,  2008,  Reception  No.  3596059  (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 6, Block 36

Date:          December 29, 2008
Lessor:        Scott D. Wright
Lessee:        Ashcroft Draw LLC
Recorded:      February  12,  2009,  Reception  No.  3604936  (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 1, Block 34

Date:          January 14, 2009
Lessor:        Leslie Logue
Lessee:        Ashcroft Draw LLC
Recorded:      February  12,  2009,  Reception  No.  3604937  (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 5, St. Michael's Subdivision, First Minor Plat of Block 47

Date:          March 16, 2009
Lessor:        Craig D. & Jennifer J. Rasmuson
Lessee:        Ashcroft Draw LLC
Recorded:      March  24,  2009,   Reception  No.   3612491   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 2, Block 41

Date:          March 16, 2009
Lessor:        Genevieve Canales
Lessee:        Ashcroft Draw LLC
Recorded:      March  24,  2009,   Reception  No.   3612492   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 3, St. Michael's Subdivision, Second Minor Plat of Block 47

Date:          March 4, 2009
Lessor:        Louis J. & Janet E. Gonzales
Lessee:        Ashcroft Draw LLC
Recorded:      March  24,  2009,   Reception  No.   3612493   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 5, Block 33

Date:          March 11, 2009
Lessor:        Craig & Liberty Bolig
Lessee:        Ashcroft Draw LLC
Recorded:      March  24,  2009,   Reception  No.   3612494   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 4, Block 26

Date:          March 12, 2009
Lessor:        Bernard Carl Lee Revocable Trust
Lessee:        Ashcroft Draw LLC
Recorded:      March  24,  2009,   Reception  No.   3612495   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 10, Block 44

Date:          March 12, 2009
Lessor:        Bernard Carl Lee Revocable Trust
Lessee:        Ashcroft Draw LLC
Recorded:      March  24,  2009,   Reception  No.   3612496   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 9, Block 44

Date:          March 12, 2009
Lessor:        Front Range Business Ventures, LLC
Lessee:        Ashcroft Draw LLC
Recorded:      March  24,  2009,   Reception  No.   3612497   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 19, Block 41

Date:          February 27, 2009
Lessor:        Adrian & Maria Casillas
Lessee:        Ashcroft Draw LLC
Recorded:      March  24,  2009,   Reception  No.   3612498   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 3, Block 35

Date:          March 19, 2009
Lessor:        Cheryl Kisling
Lessee:        Ashcroft Draw LLC
Recorded:      March  24,  2009,   Reception  No.   3612499   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 3, Block 40

Date:          March 20, 2009
Lessor:        Ronald Olsen
Lessee:        Ashcroft Draw LLC
Recorded:      April  10,  2009,   Reception  No.   3616033   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 4, Block 35

Date:          March 25, 2009
Lessor:        Gregory L. & Leah R. Ingram
Lessee:        Ashcroft Draw LLC
Recorded:      April  10,  2009,   Reception  No.   3616034   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 2-b, St. Michael's Minor  Subdivision of Lots 2 &3, Block 42

Date:          March 26, 2009
Lessor:        Nic & Katie Haas
Lessee:        Ashcroft Draw LLC
Recorded:      April  10,  2009,   Reception  No.   3616035   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 10, Block 41

Date:          April 10, 2009
Lessor:        James Miller
Lessee:        Ashcroft Draw LLC
Recorded:      April  27,  2009,   Reception  No.   3618802   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 16, Block 41

Date:          April 23, 2009
Lessor:        Park Place Homes LLC
Lessee:        Ashcroft Draw LLC
Recorded:      April  27,  2009,   Reception  No.   3618803   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 4, Block 29

Date:          April 23, 2009
Lessor:        Park Place Homes LLC
Lessee:        Ashcroft Draw LLC
Recorded:      April  27,  2009,   Reception  No.   3618804   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Lot 5, Block 32

Date:          August 18, 2009
Lessor:        St. Michael's Owner Association
Lessee:        Petroleum Exploration & Management, LLC
Recorded:      October  6,  2009,   Reception  No.  3652789   (Weld County)
Description:   Pt. of NW1/4 of Section 21, Township 5 North, Range 66 West
               St. Michael's Subdivision
               Outlot  19;  and  all  that  part  of  Outlot C of St.  Michael's
               Subdivision First Replat, originally platted as Lots 1 & 2, Block
               45, St. Michael's Subdivision

Date:          March 31, 2010
Lessor:        Jason N. Hettinger and Tiffany E. Hettinger
Lessee:        Petroleum Exploration and Management, LLC
Recorded:      April 27, 2010, Reception No. 3689425 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 21: Part of the NW1/4, more particularly described as
                           Block 29, Lot 5, St. Michael's Subdivision

Date:          March 31, 2010
Lessor:        Kyle E. Holman and Kristen A. Holman
Lessee:        Petroleum Exploration and Management, LLC
Recorded:      April 27, 2010, Reception No. 3689426 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 21: Part of the NW1/4, more particularly described as
                           Block 41, Lot 12, St. Michael's Subdivision

Date:          March 25, 2010
Lessor:        Brian D. Bruning and Kathleen M. Bruning
Lessee:        Petroleum Exploration and Management, LLC
Recorded:      April 27, 2010, Reception No. 3689427 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 21: Part of the NW1/4, more particularly described as
                           Block 26, Lot 6, St. Michael's Subdivision

Date:          March 16, 2010
Lessor:        Ann Murphy
Lessee:        Petroleum Exploration and Management, LLC
Recorded:      April 27, 2010, Reception No. 3689428 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 21: Part of the NW1/4, more particularly described as
                           Block 44, Lot 1, St. Michael's Subdivision

Date:          March 11, 2010
Lessor:        Scott Dwayne Seaman and Diane Janel Seaman
Lessee:        Petroleum Exploration and Management, LLC
Recorded:      April 27, 2010, Reception No. 3689429 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 21: Part of the NW1/4, more particularly described as
                           Block 34, Lot 4, St. Michael's Subdivision

Date:          March 11, 2010
Lessor:        Gary W. Hall and Judith N. Hall
Lessee:        Petroleum Exploration and Management, LLC
Recorded:      April 27, 2010, Reception No. 3689430 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 21: Part of the NW1/4, more particularly described as
                           Block 29, Lot 10, St. Michael's Subdivision

Date:          April 26, 2010
Lessor:        GO Investment Properties LLC
Lessee:        Petroleum Exploration and Management, LLC
Recorded:      May 27, 2010, Reception No. 3695999 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 21: Part of the NW1/4, more particularly described as
                           Lot 4, St. Michael's Subdivision, Second Minor Plat of Block 47

Date:          May 22, 2010
Lessor:        Keith Neddermeyer and Sheryl Neddermeyer
Lessee:        Petroleum Exploration and Management, LLC
Recorded:      May 27, 2010, Reception No. 3696000 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 21: Part of the NW1/4, more particularly described as
                           Block 35, Lot 2, St. Michael's Subdivision

Date:          June 14, 2010
Lessor:        John D. Norwood and Joan M. Norwood
Lessee:        Petroleum Exploration and Management, LLC
Recorded:      June 30, 2010, Reception No. 3702756 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 21: Part of the NW1/4, more particularly described as
                           Block 26,  Lot 3, St. Michael's Subdivision

Date:          August 17, 2010
Lessor:        Marvin G. Somero and Laura J. Somero
Lessee:        Petroleum Exploration and Management, LLC
Recorded:      August 19, 2010, Reception No. 3712603 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 21: Part of the NW1/4, more particularly described as
                           Block 38,  Lot 4, St. Michael's Subdivision

Date:          August 16, 2010
Lessor:        Matthew Gurney and Keyleigh Gurney
Lessee:        Petroleum Exploration and Management, LLC
Recorded:      August 19, 2010, Reception No. 3712604 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 21: Part of the NW1/4, more particularly described as
                           Block 40,  Lot 4, St. Michael's Subdivision

Date:          August 17, 2010
Lessor:        Sue A Tresham
Lessee:        Petroleum Exploration and Management, LLC
Recorded:      August 19, 2010, Reception No. 3712605 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 21: Part of the NW1/4, more particularly described as
                           Block 41,  Lot 11, St. Michael's Subdivision

Date:          January 8, 1971
Lessor:        Union Pacific Railroad Company
Lessee:        Pan American Petroleum Corporation
Recorded:      February 16, 1971, Book 640, Reception No. 1562223 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 21: NW1/4SW1/4

Date:          Effective September 1, 2009
Lessor:        Anadarko E&P Company LP; and Anadarko Land Corp.
Lessee:        Kerr-McGee Oil & Gas Onshore LP
Recorded:      March 19, 2010, Reception No. 3682202 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 21: NE1/4SW1/4

Date:          Effective September 1, 2009
Lessor:        Anadarko E&P Company LP; and Anadarko Land Corp.
Lessee:        Kerr-McGee Oil & Gas Onshore LP
Recorded:      June 25, 2010, Reception No. 3701815 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 21: NW1/4SW1/4 (below the base of the Codell formation)

Date:          June 21, 1986
Lessor:        Glenn Ray Hayes and Roy Gene Hayes
Lessee:        Elk Exploration, Inc.
Recorded:      June 27, 1986, Reception No. 2058772 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 20: Insofar, and only insofar, as said lease covers the E1/2NE1/4

Date:          June 21, 1986
Lessor:        L. P. McArthur
Lessee:        Elk Exploration, Inc.
Recorded:      July 3, 1986, Reception No. 2059630 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 20: Insofar, and only insofar, as said lease covers the E1/2NE1/4

Date:          June 21, 1986
Lessor:        Charles Richard Creson and Nellie T. Creson
Lessee:        Elk Exploration, Inc.
Recorded:      July 7, 1986, Reception No. 2059836 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 20: Insofar, and only insofar, as said lease covers the E1/2NE1/4

Date:          June 21, 1986
Lessor:        Sherman A. Creson, Jr.
Lessee:        Elk Exploration, Inc.
Recorded:      July 7, 1986, Reception No. 2059837 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 20: Insofar, and only insofar, as said lease covers the E1/2NE1/4

Date:          June 21, 1986
Lessor:        James Robert Cresson
Lessee:        Elk Exploration, Inc.
Recorded:      July 17, 1986, Reception No. 2061229 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 20: Insofar, and only insofar, as said lease covers the E1/2NE1/4

Date:          June 21, 1986
Lessor:        Alice L. and Wilmer J. Vrba
Lessee:        Elk Exploration, Inc.
Recorded:      July 11, 1986, Reception No. 2060512 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 20: Insofar, and only insofar, as said lease covers the E1/2NE1/4

Date:          June 21, 1986
Lessor:        Ray T. Hudson and Edna Hudson
Lessee:        Elk Exploration, Inc.
Recorded:      July 3, 1986, Reception No. 2059631 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 20: Insofar, and only insofar, as said lease covers the E1/2NE1/4

Date:          March 5, 1985
Lessor:        Richard Edwin Harber
Lessee:        Mountain Star Energy, Inc.
Recorded:      March 29, 1985, Reception No. 2003827 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 20: Insofar, and only insofar, as said lease covers the E1/2NE1/4

CO Lease:      90/7564-S

Date:          December 20, 1990
Lessor:        State of Colorado, acting through the State Board of Land
               Commissioners
Lessee:        Francis Energy, Inc.
Recorded:      March 15, 1991, Reception No. 2244018 (Weld County)
Description:   Township 5 North, Range 66 West, 6th P.M.
               Section 16: S1/2SW1/4

BOULDER COUNTY, COLORADO
Tabor 7 (NWNW 14-2N-69W)

Date:                      March 19, 1982
Recorded:                  Recorded on April 8, 1982
Lessor:                    Sisters of Saint Francis, aka Poor sisters of
                           Saint Francis, SERAPH
Lessee:                    Martin Exploration Management Corporation
Land Description:          Township 2 North, Range 69 West. 6th PM
                           Section 14:  NW, & W2NE (Boulder County)

                                    EXHIBIT 3

Petroleum Exploration & Management, LLC
Contracts, Agreements, & Instruments

    Number                 Date                      Contract Type
----------------  -----------------------   --------------------------------
       1              January 1, 2008           Area of mutual interest
                                               agreement between Francis
                                              Energy, Inc. and Petroleum
                                             Exploration & Management, LLC
                                             covering certain townships in
                                                 Weld County, Colorado

                                              Gas purchase and Processing
                                               agreement and amendments
                                             between DCP Midstream, LP and
       2            April 1, 2008 (as        Petroleum Management, LLC, as
                         amended)                operator on behalf of
                                                Petroleum Exploration &
                                                    Management, LLC

                                             Crude oil purchase agreement
                                             and amendments between Suncor
                    August 1, 2009 (as         Energy, USA and Petroleum
       3                 amended)            Management, LLC, operator on
                                                  behalf of Petroleum
                                             Exploration & Management, LLC

                                    EXHIBIT 4
                                       TO
                           PURCHASE AND SALE AGREEMENT

                     ASSIGNMENT, BILL OF SALE AND CONVEYANCE

     THIS ASSIGNMENT, BILL OF SALE AND CONVEYANCE (the "Assignment") is made this 24 day of May, 2011, by and between PETROLEUM EXPLORATION AND MANAGEMENT, LLC ("Assignor"), a Colorado limited liability company whose address is 20203 Highway 60, Platteville, Colorado 80651 and SYNERGY RESOURCES CORPORATION ("Assignee"), a Colorado corporation whose address is 20203 Highway 60, Platteville, Colorado 80651.

                              W I T N E S S E T H:

     WHEREAS, Assignor and Assignee have entered into a Purchase And Sale Agreement dated May 24, 2011 (the "Agreement"), pursuant to which Assignor agreed to sell and Assignee agreed to purchase all of the Assignor's interests as defined herein and as described below.

     WHEREAS, this Assignment, Bill Of Sale and Conveyance is to evidence the transfer of title necessary to consummate the sale and purchase of such interests in accordance with and pursuant to the Agreement. Terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

     NOW, THEREFORE, Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has bargained, sold, granted, transferred, assigned and conveyed and does hereby BARGAIN, SELL, GRANT, TRANSFER, ASSIGN and CONVEY unto ASSIGNEE the following:

     1. Assignment. For and in consideration of $100 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Assignor, Assignor assigns, sells and quitclaims to Assignee all of Assignor's right, title and interest in the Assets. As used herein, the term "Assets" refers to all of the Assignor's right, title and interest in and to the following:

          (a) The oil and gas wells specifically described in Exhibit 1 (the "Wells"), together with all personal property, fixtures, improvements, permits, rights-of-way and easements used or held for use in connection with the production, treatment, compression, storing, sale or disposal of Hydrocarbons or water produced from the properties and interests described in Section 1.2(b).

          (b) The leasehold estates created by the oil and gas leases specifically described in Exhibit 2, (the "Leases"), and the oil, gas, coalbed gas and all other hydrocarbons whether liquid, solid or gaseous (collectively, the "Hydrocarbons") produced or to be produced from such Leases, and all contract rights and privileges, surface, reversionary or remainder interests and other interests associated with the Leases, insofar as they pertain to production of Hydrocarbons from such Leases.

          (c) The pooling and communitization agreements, declarations and orders, and the units created thereby (including all units formed under orders, regulations, rules or other acts of any federal, state or other governmental agency having jurisdiction), as well as all other such agreements relating to the properties and interests described in Sections 1(a) and (b) above, and to the production of Hydrocarbons, if any, attributable to said Leases and Wells.

          (d) All existing and effective sales, purchase, exchange, gathering, transportation and processing contracts, operating agreements, balancing agreements, farmout agreements, service agreements, area of mutual interest agreements, and other contracts, agreements and instruments, insofar as they relate to the Leases and Wells described in Sections 1(a) through (c) above (collectively, the "Contracts").

          (e) The files, records and data relating to the items described in Sections 1 (a) through (d) maintained by Assignor and relating to the interests described in Sections 1(a) through (d) above (including without limitation, all lease files, land files, well files, accounting records, drilling reports, abstracts and title opinions, seismic data, geophysical data and other geologic information and data), but only to the extent not subject to unaffiliated third party contractual restrictions on disclosure or transfer and only to the extent related to the Assets (the "Records").

     2. Warranty. The Assignor warrants that it is transferring the working interest and net revenue interests, in the Leases which appear on the annexed
Exhibit 2, free and clear of all liens, restrictions and encumbrances created by, through or under Assignor.

     3. Effective Date. Assignor shall be entitled to receive all revenues attributable to Assignor's proportionate interest in production from the Assets through 12:01 a.m. on January 1, 2011 (the "Effective Date") and shall pay its proportionate share of expenses relating to such Assets including severance taxes and ad valorem taxes which shall be prorated through the Effective Date (i.e., any amounts now due or shall become due which are associated with production through the effective date shall be paid by Assignors or credited to Assignee). Thereafter, Assignee shall be entitled to such revenue and assume and be responsible for such expenses and taxes.

     4. Further Assurances. Assignor agrees to execute and deliver or cause to be executed and delivered, upon the reasonable request of Assignee, such other Assignments, Bills of Sale, Certificates of Title and other matters which are appropriate to transfer the Assets to Assignee.

     5. Indemnification. Except as otherwise provided in the Agreement, Assignor shall be responsible for and shall indemnify and hold harmless the Assignee, its officers, directors, employees and agents, from all claims, losses, costs, fines, liabilities, damages and expenses, including reasonable attorneys' fees and costs, (collectively, "Claims") arising out of or resulting from (i) the Assignor's ownership or operation of their respective Assets prior to the date of this Assignment, including Claims arising under Environmental Laws, as defined in the Agreement, and rules of the Colorado Oil and Gas Conservation Commission, (ii) Assignor's disbursement of production proceeds from the Assets accruing prior to the date of this Assignment, and (iii) any breach of any surviving representations, warranties, covenants or conditions of the Assignor contained in this Agreement, subject, however, to the limitations set forth in the Agreement. Except as otherwise provided herein, Assignee shall be responsible for and shall indemnify and hold harmless the Assignor, its officers, directors, employees and agents, from all Claims arising out of or resulting from (i) Assignee's ownership or operation of the Assets after the date of this Assignment, including Claims arising under Environmental Laws as defined in the Agreement, and rules of the Colorado Oil and Gas Conservation Commission, and (ii) any breach of any representation, warranties, covenants or conditions of Assignee contained in the Agreement, subject, however, to the limitations set forth in the Agreement.

     6. Miscellaneous. Exhibits 1 and 2 attached to this Assignment are incorporated herein and shall be considered a part of this Assignment for all purposes. The provisions of this Assignment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns. This Assignment is made further subject to the terms and conditions of the Agreement which are incorporated herewith by reference. If there is a conflict between the terms and conditions of this Assignment and the Agreement, the terms and conditions of this Assignment shall control to the extent of such conflict.


                      (Signatures appear on following page)

     IN WITNESS WHEREOF, the Assignor has executed this instrument as of the day and year first-above written.

                                    PETROLEUM EXPLORATION AND MANAGEMENT, LLC



                                    By: /s/ Ed Holloway
                                        ------------------------------------
                                        Ed Holloway, Manager




STATE OF COLORADO               )
                                ) ss.
COUNTY OF WELD                  )

     The foregoing instrument was acknowledged before me this ____ day of May, 2011, by Ed Holloway, as Manager of Petroleum Exploration and Management, LLC.

      My commission expires ____________


                                    ------------------------------------------
                                    Notary Public

                                    EXHIBIT 1
                                       TO
                     ASSIGNMENT, BILL OF SALE AND CONVEYANCE
                                 (LIST OF WELLS)

                                    EXHIBIT 2
                                       TO
                     ASSIGNMENT, BILL OF SALE AND CONVEYANCE
                                (LIST OF LEASES)

                                    EXHIBIT 5

                               5.25% SECURED NOTE

                                                        Platteville, CO  80651
                                                                  May 24, 2011


     FOR VALUE RECEIVED, Synergy Resources Corporation, a Colorado corporation, and its successors and assigns, (the "Company") promises to pay to the order of Petroleum Exploration and Management, LLC (the "Holder"), the principal sum of $5,200,000 in lawful money of the United States of America, together with interest on so much of the principal balance thereof as is from time to time outstanding at the rate hereinafter provided, and payable as hereinafter provided.

     1. Interest Rate. The unpaid balance of this Note shall bear interest at the rate of 5.25% per annum, simple interest. Interest shall be calculated on a 365-day year and the actual number of days in each month.

     2. Security. This Note is secured by the Company's interests in the wells, leases, equipment and other assets as described in the Mortgage, Security Agreement, and Assignment of Production and Proceeds dated May 24, 2011.

     3. Prepayment. The Company may prepay this Note without penalty at any time.

     4. Default, Costs of Collection and Attorney Fees. If the Company fails to make any payment of interest or principal on the date on which such payment becomes due and payable under this Note, this Note will be in default. In the event of default, the Company agrees to pay all costs of collection including reasonable attorney's fees.

     5. Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants with the Holder as follows:

          (a) Authorization; Enforceability. All action on the part of the Company, necessary for the authorization, execution and delivery of this Note and the performance of all obligations of the Company hereunder has been taken, and this Note constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except
     (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          (b) Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Note.

          (c) No Violation. The execution, delivery and performance by the Company of this Note and the consummation of the obligations contemplated hereby will not result in a violation in any material respect of its Articles of Incorporation or By-Laws, or of any provision of any mortgage, agreement, instrument or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets.

     6. Assignment of Note. The Note may be assigned by Holder.

     7. Loss of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in case of loss, theft or destruction of indemnification in form and substance acceptable to the Company in its reasonable discretion, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date.

     8. Non-Waiver. No delay or omission on the part of Holder in exercising any rights or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy under this Note. A waiver on any one or more occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

     9. Waiver of Presentment. Company waives presentment and demand for payment, notice of dishonor, protest and notice of protest, and any and all lack of diligence or delays in collection or enforcement hereof.

     10. Governing Law. The Company agrees that the loan evidenced by this Note is made in the State of Colorado and the provisions hereof will be construed in accordance with the laws of the State of Colorado.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the May ___, 2011.

                                    Synergy Resources Corporation

                                    By: /s/ Frank L. Jennings
                                        --------------------------------------
                                        Frank L. Jennings, Chief Financial
                                        Officer

                                    EXHIBIT 6
                                       TO
                           PURCHASE AND SALE AGREEMENT

                        MORTGAGE, SECURITY AGREEMENT AND
                      ASSIGNMENT OF PRODUCTION AND PROCEEDS


     THIS MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF PRODUCTION AND PROCEEDS (hereinafter referred to as the "Mortgage"), dated as of May 24, 2011, from Synergy Resources Corporation, a Colorado corporation, (hereinafter referred to as "Debtor"), to Petroleum Exploration and Management, LLC ( "PEM").

W I T N E S S E T H:

     WHEREAS, the parties hereto desire and intend to have this instrument serve as a Mortgage, Security Agreement, and Assignment of Production and Proceeds between Debtor and PEM in order to secure payment and performance of Debtor's obligations under a 5.25% Secured Note dated May 24, 2011

     NOW, THEREFORE, in consideration of the premises and of the performance of the covenants hereinafter set forth, Debtor hereby grants, bargains, sells, assigns, transfers, pledges, conveys, mortgages, and grants a security interest in the following described property to PEM, with power of sale, as mortgagee and secured party:

     1. All of the undivided interests described in Exhibit 2, attached hereto and made a part hereof (herein called the "Interests") in and to all of the mineral estates, oil and gas leases, and leasehold estates, licenses, subleases, sublicenses, farmouts, royalty interests, overriding royalty interests, production payment interests, net profit interests, and other similar interests described in Exhibit 2 insofar as said interests cover or relate to all the lands described in Exhibit 2;

     2. All of the oil, gas, casinghead gas, and other solid, liquid, or gaseous
hydrocarbons  and  other  associated  or  related   substances   (herein  called
"Hydrocarbons") in, on, under, or attributed to the Interests;

     3. All of the items incorporated as part of or attributed to any of the real property included in the Interests in such a manner that such items are no longer personal property under applicable state law;

     4. All of the personal property, fixtures, and equipment as defined under applicable state law, now or hereafter located in, on, under, affixed, or attributed to or obtained or used in connection with any of the Interests, which are used or purchased for the production, treatment, storage, transportation, manufacture, or sale of Hydrocarbons;

     5. All of the accounts, contract rights, and general intangibles now or hereafter arising in connection with the production, treatment, storage, transportation, manufacture, or sale of Hydrocarbons related to any of the Interests;

     6. All of the severed and extracted Hydrocarbons produced from or attributed to any of the Interests; and

     7. All of the proceeds of production of the property described under paragraphs 1 through 6 above.

All of the property described in Paragraphs 1 through 7 above as belonging to Debtor, as it relates to Debtor's obligations secured hereby and to its covenants hereunder, is herein called the "Collateral".

     TO HAVE AND TO HOLD the Collateral, together with all of the rights, privileges, benefits, heritaments, and appurtenances in anywise belonging, incidental or appertaining thereto, to PEM and its successors and assigns forever, subject to all of the covenants, agreements, terms, and conditions herein set forth, as security for the benefit of PEM and its successors and assigns.

                                    ARTICLE I
                              Indebtedness Secured

     Section 1.1. This instrument is executed and delivered by Debtor to secure and enforce the payment and satisfaction of the debt from Debtor to PEM evidenced by the 5.25% Secured Note (herein called the "Indebtedness"); and all renewals, extensions, amendments, and changes of, or substitutions for the Indebtedness.

                                   ARTICLE II
         Particular Warranties, Representations, and Covenants of Debtor

     Section 2.1. Debtor covenants, represents, and warrants to and with PEM that each oil and gas lease covering a part or portion of the lands described in
Exhibit 2 (hereinafter referred to as the "Leases" and any one oil and gas lease hereinafter referred to as a "Lease") is in full force and effect and a valid and subsisting oil and gas lease; that Debtor holds good and absolute title to the Collateral; that Debtor has good right and lawful authority to mortgage and encumber the Collateral; that the Collateral is free and clear of all liens, encumbrances, adverse claims, and interests and defects of title whatsoever; that all rentals and royalties due under the Leases have been properly paid and all conditions necessary to keep the same in full force and effect have been performed; that all information furnished or to be furnished to PEM by or on behalf of Debtor in connection with the Collateral is or will be complete and accurate; that Debtor is not obligated, by virtue of a prepayment arrangement under any contract, for the sale of Hydrocarbons and containing a "take or pay" or similar provision to deliver hydrocarbons at some future time without then or thereafter receiving full payment therefore; and Debtor hereby binds itself and its successors and assigns to warrant and forever defend the Collateral unto PEM and its successors and assigns against every person whomsoever claiming or to claim the same or any part thereof.

     Section 2.2. Debtor covenants and agrees with PEM that, so long as any part of the Indebtedness secured hereby remains unpaid, unless PEM shall have otherwise consented in writing:

     A. Debtor will pay when due the Indebtedness in accordance with the terms thereof and hereof and will comply with all of the terms and provisions of the 5.25% Secured Note;

     B. Debtor will cause (1) all ad valorem taxes (or taxes imposed in lieu thereof) and all severance, gross production, occupation, gathering, pipeline regulating, income or other taxes or assessments imposed or assessed upon, with respect to or measured by or charged against the Collateral or the Hydrocarbons or against the Indebtedness secured hereby or against Debtor by reason of its ownership of the Collateral; (2) all Federal and state income taxes payable generally by Debtor, regardless of their relation to the Collateral; and (3) all Federal and state social security taxes, payments and contributions for which Debtor may be liable, to be rendered and paid punctually before the same become delinquent or, as to any thereof which are being contested in good faith, promptly after the final determination of such contest, together with any interest and penalty payable in connection therewith, and will maintain and preserve the lien created by this instrument;

     C. Debtor shall promptly and, insofar as not contrary to applicable law, at Debtor's own expense, file and refile in such offices, at such times and as often as may be necessary, this instrument and every other instrument in addition or supplemental hereto, including applicable financing statements, as may be necessary to create, perfect, maintain and preserve the lien and security interest intended to be created hereby and the rights and remedies of PEM hereunder, shall promptly furnish to PEM evidence satisfactory to PEM of all such filings and refilings and otherwise shall do all things necessary or expedient to be done to effectively create, perfect, maintain, and preserve the lien and security interest intended to be created hereby as a first lien on real property and fixtures and a prior security interest in personal property and fixtures;

     D. Debtor, except as may be required by or authorized by an operating agreement in effect, will not (1) release, surrender, abandon, or forfeit the Collateral or any part thereof; (2) sell, convey, assign, sublease, alienate, encumber, or otherwise dispose of the Collateral or any part thereof, except sales of the Collateral in the ordinary course of Debtor's business; (3) create or assume, or suffer to be created or assumed or to exist, any mortgage lien, pledge, charge, or encumbrances of any kind upon any of the Collateral, excluding, however, the lien of this instrument, and liens for taxes or assessments or governmental charges or levies not due and delinquent or whose validity is currently being contested in good faith by appropriate proceedings; or (4) consent to or permit any such act by another party;

     E. Debtor, to the extent its interest in any operating agreement in effect will permit, if economically reasonable at its cost, will (1) cause each Lease and any rights of way, easement, or privilege necessary or appropriate to the operation of each such Lease, to be kept in full force and effect by the payment of whatever sums may become payable and by the fulfillment of whatever other obligations may become fulfillable and by the performance of whatever other acts may be performable to the end that forfeiture or termination of each such Lease shall be prevented unless the termination, forfeiture, or other relinquishing of a Lease is authorized by the operating agreement in effect; (2) cause each producing Lease to be operated diligently in a good and workmanlike manner in accordance with good oil field practice adaptable to the field in which such producing Lease or property is situated to the end that each producing well shall continue to produce, to the extent of its capacity and within the limits of economic operation, at the full daily allowable thereof; (3) cause to be done all such drilling and cause any other producing well to continue to produce, to the extent of its capacity and within the limits of economic operation, at the full daily allowable thereof; (4) cause to be done all such drilling and any other acts which, in accordance with good oil field practice, may be appropriate to permit the operation of each Lease to the extent of its capacity and within the limits of economic operation; (5) cause each Lease to be protected from drainage and from damage or diminution of production capacity; (6) do all other things necessary to keep unimpaired PEM's interest in the Collateral;

     F. All buildings, equipment, goods, inventory, and fixtures of every kind now or hereafter included in the Collateral will be kept in first class operating condition, and all repairs, renewals, replacements, additions, and improvements needful to such end will be promptly made;

     G. All regulations of each regulatory authority having jurisdiction in the premises will be complied with in all operations;

     H. All liabilities of any nature, including all liabilities for labor and material and equipment, incurred in or arising from the administration or operation of any and each such Lease or property will be paid punctually;

     I. Workmen's Compensation Insurance will be carried in compliance with the laws of the state or states in which the Collateral is located;

     J. Public liability insurance applicable to all persons as to all operations on the Collateral; and insurance against loss to the Collateral from fire and other hazards will be carried in amounts customarily carried by prudent operators;

     K. The Collateral will be guarded from removal, destruction, and damage, and will be protected from the doing or suffering to be done of any act, other than the operation of the property as hereby contemplated, whereby, the value of any such property may be lessened;

     L. Debtor is, and shall continue to be (1) duly organized and existing under the laws of Colorado; (2) duly qualified to transact business in each state where the conduct of its business requires it to be qualified; and (3) duly authorized to execute, acknowledge, and deliver the written instruments comprising the Indebtedness and this instrument and to observe and perform the duties of Debtor thereunder and hereunder;

     M. Debtor shall keep proper books of record and account in which complete and correct entries shall be made of Debtor's transactions in accordance with generally accepted accounting principles, and shall keep the records concerning the accounts and contract rights included in the Collateral at Debtor's principal place of business;

     N. If the title of Debtor to the Collateral or any part thereof shall be attacked, either directly or indirectly, Debtor shall proceed diligently to defend against any such attack or proceedings, and PEM may take such independent action in connection therewith as it may in its discretion deem advisable.

     Section 2.3. Debtor agrees that if it fails to perform any act which it is required to perform hereunder, or to pay any money which it is required to pay hereunder, PEM may, but shall not be obligated to, perform or cause to be performed such act and may pay such money, and any expenses so incurred by PEM, and any money so paid by PEM shall be a demand obligation owing by Debtor and shall bear interest at an annual rate which equals the sum of the prime rate plus 1% per annum from the date of making such payment until paid and shall be a part of the Indebtedness hereby secured and PEM will be subrogated to all of the rights of the person, corporation or entity receiving such payment. No such advancement or expenditure therefore shall relieve Debtor of any default under the terms of this instrument.

                                   ARTICLE III
                       Assignment of Production by Debtor

     Section 3.1. Debtor, effective as of the date that an event of default occurs pursuant to Article V, hereby bargains, warrants, sells, assigns, transfers, and conveys unto PEM, its successors and assigns, 100% of the Hydrocarbons produced and to be produced and which accrue or are attributable to the Collateral, together with all proceeds derived from the sale of such Hydrocarbons, and all parties having in their possession any such Hydrocarbons, or any proceeds from the Hydrocarbons, for which they or others are accountable to PEM by virtue of the provisions of this Article, are authorized and directed to treat and regard PEM as the assignee and transferee of Debtor and entitled in its place and stead to receive 100% of such Hydrocarbons and such proceeds; and said parties and each of them shall be fully protected in so treating and regarding PEM, and shall be under no obligation to see to the application by PEM of any such proceeds received by it. Debtor will, upon request of PEM, execute and deliver any and all transfer orders, division orders, and other instruments that may be requested by PEM for the purpose of effectuating the assignment hereby made by Debtor and the payment to PEM of the proceeds so assigned.

     Section  3.2.  PEM shall  apply all of the  proceeds  received  pursuant to
Section 3.1 in satisfaction of the Indebtedness, unless otherwise agreed to by PEM and Debtor. All such proceeds received and to be applied by PEM up to the close of business on the last day of each calendar month shall be applied by PEM on the first day of the next succeeding calendar month as follows:

     A. First, to the payment of all interest accrued on the Indebtedness;

     B. Second, to the payment to PEM of all unreimbursed expenses incurred by PEM, pursuant to Article II, including all fees, charges, and penalties due PEM;

     C. Third, to the payment of the then unpaid principal of the Indebtedness;

     Section 3.3. Notwithstanding the foregoing provisions, (1) PEM may, in its sole discretion, from time to time, apply any portion or all of said proceeds to the payment of any claims or demands which the Debtor is obligated to pay under the covenants and agreements herein contained in the event the Debtor should fail to make such payments or any of them promptly after demand made by PEM upon the Debtor or the Debtor's successors in interest, or any of them; and (2) PEM may, in its sole discretion, from time to time, release to or upon the order of the Debtor or the Debtor's successors in interest any of said proceeds which would otherwise be applicable hereunder to the secured Indebtedness and, in either case, without affecting or impairing the lien of this Mortgage and the priority hereof, or any of their rights hereunder, or upon the Notes hereby secured for the full amount of the unpaid balance thereof.

     Section 3.4. Upon any sale of the Collateral or any part thereof pursuant to Article V, the Hydrocarbons thereafter produced from that portion of the Collateral so sold, and the proceeds therefrom shall be included in such sale and shall pass to the purchaser free and clear of the assignment contained in this Article.

     Section 3.5. PEM and its successors are hereby absolved from all liability for failure to enforce collection of any proceeds so assigned and from all other responsibility in connection therewith, except the responsibility to account to Debtor for funds actually received.

     Section 3.6. Nothing contained in this instrument shall adversely affect any net profits, overriding royalty interest or similar interest of PEM in the Hydrocarbons which shall exist independently of the rights and interests of PEM hereto. Such net profits or overriding royalty interest shall never be deemed to merge with this Mortgage.

                                   ARTICLE IV
                                   Termination

     Section 4.1. If all of the Indebtedness shall be paid in full and if Debtor shall have well and truly performed all of the covenants herein contained, then this instrument shall become null and void, all of the Collateral shall revert to Debtor, the entire right, title, and interest of PEM shall terminate and PEM shall, promptly after the request of Debtor and at PEM's cost and expense, execute, acknowledge, and deliver to Debtor proper instruments evidencing the termination of this instrument. Otherwise, this instrument shall remain and continue in full force and effect.

                                    ARTICLE V
                                     Default

     Section 5.1. The occurrence of any one or more of the following events or conditions shall occur constitute an "Event of Default":

     A. The Debtor fails to make any payment of interest or principal on the date on which such payment becomes due and payable under the Note;

     B. The Debtor breaches any representation, warranty or covenant or defaults in the timely performance of any other obligation in this Agreement and the breach or default continues uncured for a period of five Business days after the date on which notice of the breach or default is first given to the Debtor, or ten Business days after the Debtor becomes, or should have become aware of such breach or default;

     C. The Debtor files for protection from its creditors under the federal bankruptcy code or a third party files an involuntary bankruptcy petition against the Debtor;

     Section 5.2. Upon the occurrence of any Event of Default, or at any time thereafter, PEM may elect to treat the fixtures included in the Collateral either as real property or as personal property, but not as both, and proceed to exercise such rights as apply to the type of property selected. PEM may resort to any security given by this instrument or to any other security now existing or hereafter given to secure the payment of any of the Indebtedness secured hereby, in whole or in party, and in such portions and in such order as may seem best to PEM, in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, or liens created by this instrument or granted by applicable law.

     Section 5.3. All costs and expenses (including attorneys' fees) incurred by PEM in protecting and enforcing its rights hereunder, shall constitute a demand obligation owing by Debtor and shall draw interest at any annual rate which equals the sum of the prime rate plus 1%, all of which shall constitute a portion of the Indebtedness secured by this instrument.

     Section 5.4. Upon the occurrence of any of Event of Default, and at all times thereafter, in addition to all other rights, and remedies herein conferred, PEM shall have all of the rights and remedies of a mortgagee and secured party granted by applicable law, including the Uniform Commercial Code, and shall, to the extent permitted by applicable law, have the right and power, but not the obligation, to enter upon and take immediate possession of the Collateral or any part thereof, to exclude Debtor therefrom, to remove any personal property included in the Collateral, subject to any applicable operating agreements, to hold, use, operate, manage, and control the Collateral, to make all such repairs, replacements, alterations, additions, and improvements to the same as it may deem proper, to sell all of the severed and extracted Hydrocarbons included in the same, to demand, collect, and retain all earnings, proceeds, and other sums due or to become due with respect to the Collateral, accounting for and applying to the payment of the Indebtedness only the net earnings arising therefrom after charging against the receipts therefrom all costs, expenses, charges, damages, and losses incurred by reason thereof, as fully and effectually as if PEM were the absolute owner of the Collateral and without any liability to Debtor in connection therewith.

     Section 5.5. Upon the occurrence of any of Event of Default, or any time thereafter, PEM, in lieu of or in addition to exercising any other power hereby granted, may proceed by an action or actions in equity or at law for the seizure and sale of the Collateral or any part thereof, for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, for the foreclosure or sale of the Collateral or any part thereof under the judgment or decree of any court of competent jurisdiction, for the appointment of a receiver pending any foreclosure hereunder or the sale of the Collateral or any part thereof, or for the enforcement of any other appropriate equitable or legal remedy.

     Section 5.6. Upon the occurrence of any of Event of Default, or at any time thereafter, PEM may require Debtor to assemble the personal property included as part of the Collateral, subject to applicable operating agreements, and make it available to PEM at a place to be designated by PEM which is reasonably convenient to both Debtor and PEM. If notice is required by applicable law, 30 days' prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition thereof is to be made shall be reasonable notice to Debtor.

     Section 5.7. Upon the occurrence of any of Event of Default, or at any time thereafter, PEM may, subject to any mandatory requirements of applicable law, sell or have sold the real property included in the Collateral or any part thereof at one or more sales, as an entirety or in parcels, at such place or places and otherwise in such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as PEM may deem appropriate. PEM shall make a conveyance to the purchaser or purchasers thereof, and Debtor shall warrant title thereto to such purchaser or purchasers. PEM may postpone the sale of the real property included in the Collateral or any part thereof by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of the sale fixed by the preceding postponement. Sale of a part of the real property included in the Collateral will not exhaust the power of sale, and sales may be made from time to time until all such property is sold or the Indebtedness is paid in full. It shall not be necessary for PEM to have physical possession or constructive possession of the collateral at any such sale, and Debtor shall deliver all of the Collateral to the purchaser at such sale on the date of sale, and if it should be impossible or impracticable to take actual delivery, the Collateral shall pass to the purchaser at such sale as completely as if the same had been actually present and delivered.

     Section 5.8. PEM shall have the right to become the purchaser at any sale made pursuant to the provisions of this Article V and shall have the right to credit upon the amount of the bid made therefore the amount payable to it out of the net proceeds of such sale. Recitals contained in any conveyance to any purchaser at any sale made hereunder will conclusively establish the truth and accuracy of the matters therein stated, including without limitation, nonpayment of the Indebtedness and advertisement and conduct of such sale in the manner provided herein. Debtor does hereby ratify and confirm all legal acts that PEM may do in carrying out the provisions of this instrument.

     Section 5.9. Subject to any applicable rights of redemption, any sale of the Collateral or any part thereof pursuant to the provisions of this Article V will operate to divest all right, title, interest, claim, and demand of Debtor in and to the property sold and will be a perpetual bar against Debtor. Nevertheless, if requested by PEM to do so, Debtor shall join in the execution, acknowledgement, and delivery of all property conveyances, assignments, and transfers of the property so sold. Any purchaser at a foreclosure sale will, subject to any statutory rights of redemption, receive immediate possession of the property purchased, and Debtor agrees that if Debtor retains possession of the property or any part thereof subsequent to such sale, Debtor will be considered a tenant at sufferance of the purchaser, and will, if Debtor remains in possession after demand to remove, be guilty of unlawful detention and will be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

     Section 5.10. The liens and rights granted hereby shall not affect or be affected by any other security taken by PEM for the same debts or any part thereof. Debtor shall have or assert no right, under any statute or rule of law pertaining to the marshalling of assets, the exemption of homestead, the administration of estates of decedents, or other matters whatever, to defeat, reduce or affect the right of PEM under the terms of this Mortgage, to a sale of the Collateral for the collection of the Indebtedness secured hereby (without any prior or different resort for collection), or the right of PEM, under the terms of this Mortgage, to the payment of the debts secured hereby out of the proceeds of sale of the Collateral in preference to every other person and claimant whatever.

     Section 5.11. The proceeds of any sale of the Collateral or any part thereof made pursuant to this Article V shall be applied as follows:

     A. First, to the payment of all costs and expenses incident to the enforcement of this instrument, including, but not limited to, a reasonable compensation to the agents, attorneys and counsel of PEM;

     B. Second, to the payment of the Indebtedness; and

     C.  Third,  the  remainder,  if any,  shall  be paid to  Debtor;  provided,
however,   Debtor  shall  remain  liable  to  PEM  for  any  deficiency  in  the
Indebtedness remaining after any such sale.

     Section 5.12. Upon any sale made under the powers of sale herein granted and conferred, the receipt of PEM will be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and the heirs, devisees, personal representatives, successors, and assigns thereof will not, after paying such purchase money and receiving such receipt of PEM, be obliged to see to the application thereof or be in anywise answerable to or for any loss, misapplication, or non-application thereof.

                                   ARTICLE VI
                            Miscellaneous Provisions

     Section 6.1. All options, powers, remedies, and rights herein provided for the benefit of PEM are continuing, cumulative, and not exclusive, and the failure to exercise any such option, power, remedy, or right upon a particular default or breach or upon any subsequent default or breach shall not be construed as waiving the right to exercise such option, power, remedy, or right with respect to the Indebtedness secured hereby after its due date, and the holder of such Indebtedness does not waive the right either to require prompt payment when due of all other sums so secured or to regard as a default the failure to pay any other sums due which are secured hereby. No exercise of the rights and powers herein granted and no delay or omission in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time. Any and all covenants in this instrument may be waived in writing by PEM to such extent and in such manner as PEM may desire, but no such waiver will ever affect or impair PEM rights hereunder, except to the extent

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specifically stated in such written instrument. All changes to and modifications of this instrument must be in writing signed by PEM.

     Section 6.2. No release from the lien of this instrument of any part of the Collateral shall in any way alter, vary, or diminish the force, effect, or lien of this instrument on the balance of the indebtedness.

     Section 6.3. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be liberally construed in favor of PEM in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction. Any reference herein contained to the statute or law of a state in which no part of the Collateral is situated shall be deemed to be inapplicable to, and not used in, the interpretation hereof.

     Section 6.4. This instrument is made with full power of substitution and subrogation of PEM in and to all covenants and warranties by others heretofore given or made in respect of the Collateral or any part thereof.

     Section 6.5. No provision of this Mortgage shall be construed to impose upon PEM any duty to perform any of the covenants and obligations of the Debtor.

     Section 6.6. This instrument will be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, contract, deed of trust, financing statement, real estate mortgage or security agreement, and from time to time as anyone or more thereof is inappropriate under applicable state law.

     Section 6.7. All recording references to Exhibit 2 are to the real property records of the county in which the affected land is located. Unless otherwise indicated, the Lease or Leases described in each paragraph in Exhibit 2 cover all of the oil, gas, and other hydrocarbons in and under the lands described in the same paragraph.

     Section 6.8. This instrument may be executed in several original counterparts, all of which are identical, except that, to facilitate recordation in certain counterparts, any subdivisions of Exhibit 2 which contain specific descriptions of property located in the recording jurisdictions other than the jurisdictions in which a particular counterpart is to be recorded may be omitted and included by reference only. Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.

     Section 6.9. All deliveries hereunder shall be deemed to have been duly made if actually delivered or if mailed by registered or certified mail, postage prepaid, addressed as set forth above. Each Party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made.

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     Section 6.10. The terms, provisions, covenants, and conditions hereof shall bind and inure to the benefit of the respective successors and assigns of Debtor and of PEM.

     IN WITNESS WHEREOF, this Mortgage, Security Agreement and Assignment of Production and Proceeds is executed as of the day and year first above written.



                                     SYNERGY RESOURCES CORPORATION


                                     By /s/ Frank L. Jennings
                                        ----------------------------------
                                        Frank L. Jennings, Chief Financial
                                        Officer


State of Colorado            )
                             ) ss
County of Weld               )


     BEFORE ME, the undersigned, a Notary Public in and for said County and State on this ____ day of ________________, 2011, personally appeared Frank L. Jennings, to me known to be the person described herein and who executed the within and foregoing instrument of writing on behalf of Synergy Resources Corporation, and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.


                                  -------------------------------
                                  Notary Public


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